SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           FPIC INSURANCE GROUP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
               NA
          (2)  Aggregate number of securities to which transaction applies: NA
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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[ ]  Fee paid previously with preliminary materials.
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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid: NA
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          (3)  Filing Party: NA
          (4)  Date Filed: NA

                                 April 29, 2004




Dear Shareholder:

         On behalf of the board of directors and management of FPIC Insurance Group, Inc., I invite you to join us at our annual meeting of shareholders to be held on Wednesday, June 2, 2004, at 10 a.m. eastern time, at the Omni Hotel, 245 Water Street, Jacksonville, Florida.

         The annual meeting will include a report on our operations, followed by discussion and voting on the matters set forth in the accompanying notice of annual meeting of shareholders and proxy statement. We will also discuss other business matters properly brought before the meeting.

         At this year's annual shareholders meeting, shareholders will vote on the election of four directors, two amendments to FPIC's Director Stock Option Plan, an amendment to FPIC's Omnibus Incentive Plan and an amendment to FPIC's Employee Stock Purchase Plan.

         Your vote is important. If you are not able to attend the meeting, please complete, date and sign your proxy card and return it in the enclosed envelope, so that your shares will be represented and voted at the meeting. Even if you plan to attend the meeting, you can vote in advance by returning a completed form of proxy.


                                           Yours truly,


                                           /s/ JOHN R. BYERS
                                           -------------------------
                                           John R. Byers

                           FPIC INSURANCE GROUP, INC.
                          225 Water Street, Suite 1400
                           Jacksonville, Florida 32202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                TO THE SHAREHOLDERS OF FPIC INSURANCE GROUP, INC.


         The annual meeting of shareholders of FPIC Insurance Group, Inc. ("FPIC") will be held at the Omni Hotel, 245 Water Street, Jacksonville, Florida, Wednesday, June 2, 2004, at 10 a.m. eastern time. The purposes of the meeting are:

         1.       To elect four directors to serve until their terms expire.
         2.       To vote on a first 2004 amendment to the Director Stock Option
                  Plan.
         3.       To vote on a second 2004 amendment to the Director Stock
                  Option Plan.
         4.       To vote on a 2004 amendment to the Omnibus Incentive Plan.
         5.       To vote on a 2004 amendment to the Employee Stock Purchase
                  Plan.
         6. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

         The board of directors has set April 7, 2004, as the record date for the meeting. This means that shareholders at the close of business on that date are entitled to:

         o        receive this notice of the meeting; and
         o vote, either by proxy or in person, at the meeting and any adjournments or postponements of the meeting.

         You are cordially invited to attend the annual meeting. However, whether or not you plan to attend the annual meeting, we encourage you to sign, date and return your proxy card before the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend. A return envelope, which requires no postage, if mailed in the United States, has been provided for your use. If you attend the annual meeting and inform the secretary of FPIC in writing that you wish to vote your shares in person, your proxy will not be used.

                                         By order of the board of directors,



                                         /s/ ROBERTA GOES COWN
                                         ---------------------------------------
                                         Roberta Goes Cown
                                         Corporate Counsel and Secretary
Jacksonville, Florida
April 29, 2004

    IMPORTANT: TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE,
     SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. PLEASE SEE OUR QUESTION AND ANSWER SECTION FOR INFORMATION ABOUT VOTING.
  IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE
                       PREVIOUSLY SENT IN YOUR PROXY CARD.

                           FPIC INSURANCE GROUP, INC.
                          225 Water Street, Suite 1400
                           Jacksonville, Florida 32202



                                 April 29, 2004



                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 2004


         Our board of directors is furnishing you this proxy statement to solicit your proxy to be voted at the 2004 annual meeting of shareholders of FPIC Insurance Group, Inc.

         The meeting will be held Wednesday, June 2, 2004, at the Omni Hotel, 245 Water Street, Jacksonville, Florida, at 10 a.m. eastern time. Your proxy may also be voted at any adjournments or postponements of the meeting.

         The annual report to shareholders for 2003 and this proxy statement and form of proxy are being distributed on or about April 29, 2004 to shareholders entitled to vote.

         All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

         Only holders of record of shares of common stock at the close of business on April 7, 2004 are entitled to vote at the meeting, or at adjournments or postponements of the meeting. Each holder of record on the record date is entitled to one vote for each share of common stock held. At the close of business on April 7, 2004, FPIC had 9,960,534 shares of common stock issued and outstanding.

                                TABLE OF CONTENTS
                                                                                                       Page
                                                                                                       ----

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING........................................................4

PROPOSAL 1................................................................................................6
         Election of Directors of FPIC Insurance Group, Inc...............................................7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS,
         NOMINEES AND EXECUTIVE OFFICERS.................................................................11
         Section 16(a) of The Securities Exchange Act of 1934 Beneficial Ownership
              Reporting Compliance.......................................................................14

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES....................................................14
         The Audit Committee.............................................................................14
         Report of the Audit Committee...................................................................15
         The Board Governance Committee..................................................................18
         The Nomination Review Committee and Nominating Committee........................................18
         The Budget and Compensation Committee...........................................................19
         The Bylaws Committee............................................................................19
         The Executive Committee.........................................................................19
         The Investment Committee........................................................................19

DIRECTORS' COMPENSATION..................................................................................20

CODE OF ETHICS...........................................................................................21

EXECUTIVE COMPENSATION...................................................................................21
         Summary Compensation Table......................................................................21
         Option Grants...................................................................................22
         Option Exercises................................................................................22
         Retirement Plans................................................................................23
         Certain Compensation Arrangements...............................................................25
         Employment Agreements...........................................................................25
         Severance Agreements............................................................................25
         Report of the Compensation Committee, Interlocks, Insider Participation.........................26
         Report of The Compensation Committee............................................................26

PERFORMANCE GRAPH........................................................................................29

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...........................................................31

AMENDMENTS TO THE DIRECTOR STOCK OPTION PLAN.............................................................32
         PROPOSAL 2......................................................................................32
                  Reasons For The Proposed Amendment.....................................................32
                  The Plan ..............................................................................33
                  Federal Tax Consequences...............................................................34


         PROPOSAL 3......................................................................................32
                  Reasons For The Proposed Amendment.....................................................33
                  The Plan ..............................................................................33
                  Federal Tax Consequences...............................................................34

AMENDMENT TO THE OMNIBUS INCENTIVE PLAN..................................................................35
         PROPOSAL 4......................................................................................35
                  Reasons For The Proposed Amendment.....................................................35
                  The Plan...............................................................................35
                  Federal Tax Consequences...............................................................39

AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN............................................................41
         PROPOSAL 5......................................................................................41
                  Reasons for the Proposed Amendment.....................................................41
                  The Plan ..............................................................................41
                  Tax Consequences.......................................................................42
         Equity Compensation Plan Information as of December 31, 2003....................................44

INDEPENDENT PUBLIC ACCOUNTANTS...........................................................................44

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH DIRECTORS...................................................46

ANNUAL REPORT ON SEC FORM 10-K...........................................................................47

OTHER BUSINESS...........................................................................................47

APPENDIX A: FORM OF PROXY CARD AND VOTING INSTRUCTIONS.........................................Appendix A-1

EXHIBIT A: AUDIT COMMITTEE CHARTER .............................................................Exhibit A-1

EXHIBIT B: DIRECTOR STOCK OPTION PLAN...........................................................Exhibit B-1
         PROPOSED FIRST 2004 AMENDMENT TO THE DIRECTOR STOCK
            OPTION PLAN ...............................................................................B-11
         PROPOSED SECOND 2004 AMENDMENT TO THE DIRECTOR STOCK
            OPTION PLAN................................................................................B-11

EXHIBIT C: OMNIBUS INCENTIVE PLAN...............................................................Exhibit C-1
         PROPOSED 2004 AMENDMENT TO THE OMNIBUS INCENTIVE PLAN.........................................C-17

EXHIBIT D: EMPLOYEE STOCK PURCHASE PLAN.........................................................Exhibit D-1
         PROPOSED 2004 AMENDMENT TO THE EMPLOYEE STOCK
            PURCHASE PLAN...............................................................................D-9

                              QUESTIONS AND ANSWERS
                          ABOUT THE MEETING AND VOTING

What is a proxy?

         A proxy is your legal designation of another person to vote stock you own. If you designate someone as your proxy in a written document, that document is called a proxy or a proxy card. The enclosed proxy card names two officers of FPIC as proxies for the 2004 annual meeting of shareholders. These two officers are Pamela D. Harvey, vice president and controller, and Peggy A. Parks, assistant secretary. A representation of the proxy card for the 2004 annual meeting of shareholders can be found at Appendix A.

What is a proxy statement?

         A proxy statement is a document that the federal securities laws and regulations require us to give you when we ask you to sign a proxy card designating each of Pamela D. Harvey and Peggy A. Parks as proxies to vote on your behalf. This year's proxy statement is being distributed on or about April 29, 2004 to shareholders entitled to vote.

What is the difference between a shareholder of record and a shareholder who holds stock in street name?

         o If your shares are registered in your name, you are a shareholder of record.
         o If your shares are in the name of your broker or bank, your shares are held in street name.

What different methods can you use to vote?

         o By proxy: All shareholders may vote by returning the enclosed proxy card; or
         o        In person: All shareholders may vote in person at the meeting.
                  If you wish to vote in person at the meeting and your shares of FPIC common stock are held in the street name of your broker, you must obtain a legal proxy from your broker in order to vote in person at the meeting.

What is the record date and what does it mean?

         The record date for the 2004 annual meeting of shareholders is April 7, 2004. The board of directors, as required by law, establishes the record date. Each holder of common stock at the close of business on the record date is entitled:

         o        to receive notice of the meeting; and
         o to vote one vote for each share of common stock held on the record date, at the meeting and any adjournments or postponements of the meeting.

How can I change my vote after I return my proxy card?

         Shareholders can revoke a proxy and change their vote at any time before the final vote at the meeting by any one of the following three actions:

         o        giving written notice to the secretary of FPIC;
         o        delivering a later dated proxy; or
         o        voting in person at the meeting.

Who counts the votes?

         FPIC's transfer agent will tabulate the proxies. Roberta Goes Cown, corporate counsel and secretary of FPIC, has been designated as the inspector of election for the 2004 annual meeting of shareholders to certify the results of the tabulation.

What are your voting choices when voting for nominees for director standing for election through the enclosed proxy card?

         In voting on the election of four nominees for director to serve until their terms expire, you may vote in one of the following ways:

         o        in favor of all nominees;
         o        withhold votes as to all nominees; or
         o        withhold votes as to specific nominees.

What vote is needed to elect directors?

         Directors will be elected by a plurality of the votes cast by the shareholders voting in person or by proxy at the meeting. A plurality of the votes, as distinguished from a majority, is the greatest number of votes cast by those voting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

What are your voting options when voting on each of the amendments to FPIC's stock option and stock purchase plans?

         In voting on each of the amendments to FPIC's stock option and stock purchase plans, you may vote in one of the following ways:

         o        in favor of the amendment;
         o        against the amendment; or
         o        abstain from voting on the amendment.

What votes are needed to approve each of the amendments?

         A majority of the votes cast by the shareholders voting in person or by proxy at the annual meeting of shareholders will be necessary to approve the amendments to FPIC's Director Stock Option Plan, the amendment to FPIC's Omnibus Incentive Plan and the amendment to FPIC's Employee Stock Purchase Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THESE AMENDMENTS.

What if a shareholder does not specify a choice for a matter when returning a proxy?

         Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted FOR the election of all director nominees and FOR the amendments to FPIC's stock option and stock purchase plans.

How are abstentions and broker non-votes counted?

         Abstentions occur when a shareholder who is entitled to vote a share of FPIC common stock chooses not to vote that share. Broker non-votes occur when a broker that holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instruction on the matter.

         Abstentions and broker non-votes will have no effect on business of the meeting that is of a routine nature and is properly presented at the meeting. Abstentions and broker non-votes will have no effect on the outcome of FPIC's votes at the 2004 annual meeting of shareholders.

Where can I find the voting results of the annual meeting?

         We will announce the preliminary voting results at the meeting. We will publish the final voting results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2004 filed with the Securities and Exchange Commission ("SEC").

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         FPIC has a staggered board of directors, with three classes of directors that generally serve for terms of three years. The board of directors has determined that twelve persons should serve as members.

         FPIC's articles of incorporation provide that the number of directors may be determined from time to time by resolution adopted by the affirmative vote of at least 75% of the entire board of directors. This number and its determination is exclusive of directors to be elected by the holders of any one or more series of preferred stock voting separately as a class or classes. No such preferred stock is outstanding. FPIC's bylaws provide that FPIC's president will always be nominated by the board of directors for election to the board, whenever the president's term as a director expires or whenever the president is not a director. The board considers from time to time a possible increase in its number of directors for the purpose of adding additional areas of expertise to the board. Any new directorships created would be filled in accordance with Florida law and FPIC's articles of incorporation.

         FPIC's board of directors has determined that:

                  o        John K. Anderson, Jr.

                  o        Richard J. Bagby, M.D.
                  o        Robert O. Baratta, M.D.
                  o        James W. Bridges, M.D.
                  o        Terence P. McCoy, M.D.
                  o        John G. Rich, Esq.
                  o        Joan D. Ruffier
                  o        Guy T. Selander, M.D.
                  o        David M. Shapiro, M.D.
                  o        James G. White, M.D.

being a majority of our current directors, are independent according to current Nasdaq rules.

         Members of the board of directors are required to be between 18 and 70 years of age. However, any director who is elected before becoming 70 years of age may complete his or her then current term as a director.

         Four directors are to be elected at the 2004 annual meeting of shareholders to hold office until 2007, or until their successors are elected and qualified. The persons designated for election in the 2007 class consist of four incumbent directors, John K. Anderson, Jr., M.C. Harden, III, John G. Rich, Esq. and Joan D. Ruffier. James W. Bridges, M.D., an incumbent director whose term expires in 2004, will not be standing for re-election in 2004. Gene C. Witherspoon, who resigned as a director of the Company in December 2003, will also not be standing for re-election in 2004. Mr. Witherspoon had agreed to resign his directorship upon the request of the board of directors should the management agreement entered into by the Company with APA Management, Inc., terminate prior to the expiration of his term. Such management agreement terminated December 31, 2003.

         If, for any reason, any of the nominees is not a candidate when the election occurs, the enclosed proxy may be voted for a substitute nominee. The board of directors does not anticipate that any nominee will not be a candidate. Further information regarding incumbent directors is set forth below.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.


               Election of Directors of FPIC Insurance Group, Inc.

Incumbent Directors Standing for Election in 2004 for Terms Expiring in 2007

         John K. Anderson, Jr., 55, is a principal of Heritage Capital Group, Inc. ("Heritage Capital"), a middle market investment banking firm headquartered in Jacksonville, Florida, and managing partner of Bott Anderson Partners, Inc. ("Bott Anderson"), an investment consulting firm. Prior to joining Heritage Capital in July 2002 and Bott Anderson in April 2003, Mr. Anderson was an executive vice president, treasurer, chief financial officer and secretary of American Heritage Life Investment Corporation ("American Heritage"), a life insurance company, headquartered in Jacksonville, Florida, wholly owned by The Allstate Corporation. From 1993 until he joined American Heritage in January 1996, Mr. Anderson served as chief executive officer of E. G. Baldwin & Associates, Inc., a regional distributor of medical imaging products and services to hospitals and other medical providers based in Cleveland, Ohio. Prior to that, he was president and chief executive officer of Capitol American Life Insurance Company based in Cleveland, Ohio, and before that executive vice president and chief financial officer of Baptist Health Systems, Inc., in Jacksonville, Florida. Mr. Anderson is also a member of the board of directors of Baptist Medical Center Beaches. Mr. Anderson is a certified public accountant, a registered financial principal and a chartered life underwriter. Mr. Anderson has served as a director of FPIC since 2001.

         M. C. Harden, III, 51, has served as chairman of the board, president and chief executive officer and as a principal of Harden & Associates, Inc., an insurance broker and risk management and employee benefits consultant, located in Jacksonville, Florida, since 1976. Mr. Harden also serves on a number of community and corporate boards, including the board of directors of Baptist Health System and the advisory board of Florida Bank of Jacksonville, NA. Mr. Harden also serves as chairman of the Jacksonville Economic Development Commission. Mr. Harden has served as a director of FPIC since 2001.

         John G. Rich, Esq., 48, was appointed by the board of directors in November 2003 to fill the vacancy created by the death of Gaston J. Acosta-Rua, M.D. in May 2003. Mr. Rich was recommended as a candidate for director by Stilwell Value Partners III, L.P., a shareholder of FPIC, and its principal, Joseph Stilwell. Mr. Rich is a partner with Rich Intelisano LLP in New York, New York, a law firm specializing in securities, commodities, commercial litigation and arbitration. Mr. Rich has practiced law in New York since 1982.

         Joan D. Ruffier, 64, currently serves on various state and community boards, including the University of Florida Foundation, where she served as president from 1998 until 2000, the University of Central Florida Foundation, Rollins College Board of Overseers and Shands Healthcare, Inc. Ms. Ruffier has also served on various corporate boards, including Florida Progress Corporation and its subsidiary, Florida Power Corporation, the Federal Reserve Bank of Atlanta, and SunTrust Bank, Orlando. Ms. Ruffier was general partner of Sunshine Cafes, located in Jacksonville, Florida, and Orlando, Florida, from 1987 until 1998. Before joining Sunshine Cafes, Ms. Ruffier was a certified public accountant with Colley, Trumbower & Howell in Orlando, Florida, from 1982 until 1986. Ms. Ruffier has served as a director of FPIC since 2002.

Incumbent Directors Whose Terms Expire in 2006

         Richard J. Bagby, M.D., 63, is engaged in the private practice of diagnostic radiology in Orlando, Florida. Dr. Bagby has practiced medicine since 1972. In 2000, Dr. Bagby joined Boston Diagnostic Imaging as its medical director. Dr. Bagby is a past president of the Florida Medical Association ("FMA") and has served as a director of FPIC since its formation in 1996. Dr. Bagby has also served as a director of First Professionals Insurance Company, Inc. ("First Professionals"), a subsidiary of FPIC, since 1993 and currently serves as vice chairman of its board.

         Robert O. Baratta, M.D., 63, is chairman and chief executive officer of Ascent, L.L.C. Prior to joining Ascent in 2004, Dr. Baratta was president, chief executive officer and vice chairman of the board of directors of UltraStrip Systems, Inc. ("UltraStrip"). Prior to joining

UltraStrip in 2001, Dr. Baratta engaged in the private practice of ophthalmology in Stuart, Florida, where he served as president and chairman of the board of directors of Stuart Eye Institute. Dr. Baratta began practicing medicine in 1973. He has served as a director of FPIC since its formation in 1996 and has served as chairman of the board since 1999. Dr. Baratta also served as a director of First Professionals from 1993 to 2000.

         John R. Byers, 49, is president and chief executive officer of FPIC. Mr. Byers joined FPIC in November 1998 as executive vice president and general counsel. In May 1999, he was elected secretary and in June 1999, he was further elected as chief operating officer. Mr. Byers was elected director, interim president and chief executive officer in July 2000. Mr. Byers was elected as president and chief executive officer of FPIC in September 2000. Mr. Byers also serves as a director of First Professionals, Anesthesiologists Professional Assurance Company, a subsidiary of FPIC, and Physicians' Reciprocal Insurers, a New York medical professional liability insurance reciprocal for which FPIC provides reciprocal management services. Before joining FPIC, Mr. Byers was a partner in the law firm LeBoeuf, Lamb, Greene & MacRae, L.L.P. from 1988 until 1998. Mr. Byers has served as a director of FPIC since July 2000.

         Terence P. McCoy, M.D., 59, is a director of First Professionals and is the immediate past president of the FMA and a voting member of the FMA board of governors. Dr. McCoy has been engaged in the private practice of family medicine in Tallahassee, Florida since 1976. He is a member of the American Medical Association's ("AMA") Member Council on Constitution and Bylaws and has been a Florida delegate to the AMA since 1981. Dr. McCoy serves as president of the Capital Medical Society and president of the Leon County unit of the American Cancer Society. He is the chairman of the credentials committee of the Tallahassee Memorial Hospital, where he has previously held positions as chairman of the department of family practice, chief of medical staff and physician representative to the board of directors. Dr. McCoy is active in numerous community activities, including serving on the board of directors of Goodwill Industries.

Incumbent Directors Whose Terms Expire in 2005

         Kenneth M. Kirschner, 61, is a member of the law firm of Kirschner & Legler, P.A., located in Jacksonville, Florida. Mr. Kirschner began the practice of law in 1968. Since 1998, and prior to the formation of Kirschner & Legler, P.A., Mr. Kirschner was a partner in Holland & Knight, and subsequently, of counsel to LeBoeuf, Lamb, Greene & MacRae, L.L.P., both law firms located in Jacksonville, Florida. From 1985 until 1998, Mr. Kirschner was a partner with Kirschner, Main, Graham, Turner & Demont, also of Jacksonville, Florida. Prior to 1985, Mr. Kirschner was associated with Cleary, Gottlieb, Steen & Hamilton in New York and was a partner with Smith Hulsey & Busey of Jacksonville, Florida. As an attorney, Mr. Kirschner specializes in corporate and corporate governance matters, finance, and mergers and acquisitions. Mr. Kirschner has served on the boards of directors of several publicly owned corporations and on the boards of directors of several life and property and casualty insurance companies. Mr. Kirschner has also been a principal shareholder and a director, as well as an active executive officer in several business corporations. Mr. Kirschner has served as a director of FPIC since 2002.

         Guy T. Selander, M.D., 68, is a family physician engaged in private practice in Jacksonville, Florida. Dr. Selander has practiced medicine since 1964. Dr. Selander also serves as chairman of the board of directors and a trustee of Memorial Hospital and as a trustee of Brooks Health Systems, both located in Jacksonville, Florida. Dr. Selander is also a past president of the FMA. Dr. Selander has served as a director of FPIC since its formation in 1996 and served as vice chairman of the board of directors of FPIC from 1997 to 1999. He has also served as a director of First Professionals since 1989 and currently serves as chairman of the board of directors of First Professionals.

         David M. Shapiro, M.D., 50, is senior vice president of medical affairs of Surgis, Inc. ("Surgis"), an ambulatory surgery center management/development company located in Nashville, Tennessee. Before joining Surgis, Dr. Shapiro engaged in the private practice of anesthesiology in Fort Myers, Florida. Dr. Shapiro is also a director of the FMA, the Florida Society of Anesthesiologists and the Florida Society of Ambulatory Surgical Centers. Dr. Shapiro began practicing medicine in 1986. Dr. Shapiro has served as a director of FPIC and First Professionals since 1996. Dr. Shapiro is currently vice chairman of the board of directors of FPIC.

         James G. White, M.D., 71, is engaged in the private practice of pediatric medicine in Ormond Beach, Florida. Dr. White has practiced medicine since 1966. Dr. White is a past president of the FMA and has served as a director of FPIC since its formation in 1996 and as a director of First Professionals since 1986. Dr. White served as chairman of the board of directors of FPIC from 1997 until 1999 and as chairman of the board of directors of First Professionals from 1997 to 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                   DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

         The following table sets forth the names of beneficial owners that own more than 5% of FPIC's common stock as of December 31, 2003. Information with respect to the 5% beneficial owners and their holdings is based on the Schedules 13D and 13G filed by such shareholders with the SEC.



                                              Shares Beneficially    Percentage
            Name of Beneficial Owner                 Owned          of Ownership
--------------------------------------------------------------------------------

National City Corporation(1)                        596,395              6.1%
1900 East Ninth Street
Cleveland, Ohio  44114

Dimensional Fund Advisors, Inc.(2)                  586,255              6.0%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

Stilwell Group(3)                                   542,900              5.6%
26 Broadway, 23rd Floor
New York, New York  10004

LSV Asset Management(4)                             533,729              5.5%
1 N. Wacker Drive, Suite 4000
Chicago, Illinois  60606


(1) National City Corporation is the beneficial owner of 596,395 shares, possesses sole voting power with respect to 57,295 shares and possesses sole dispositive power with respect to 582,095 shares.
(2) Dimensional Fund Advisors, Inc. is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the shares. All shares reported are owned by advisory clients of Dimensional, no one of which, to the knowledge of Dimensional, owns more than 5% of the class. Dimensional disclaims beneficial ownership of all the shares.
(3) Stilwell Value Partners III, L.P., Stilwell Associates, L.P., Stilwell Value LLC and Joseph Stilwell collectively beneficially own and share voting and dispositive power over 542,900 shares. Shares beneficially owned by the Stilwell Group do not include options to purchase 5,000 shares granted to John G. Rich, Esq., a director of FPIC, who joined the Stilwell Group in filing a Schedule 13D, when he joined FPIC's board of directors. The principal employment of Mr. Stilwell is investment management. Stilwell Value Partners III, L.P. and Stilwell Associates, L.P. are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is in the business of serving as the general partner of Stilwell Value Partners III, L.P., Stilwell Associates, L.P., and certain other entities involving Mr. Stilwell. Mr. Rich is an attorney engaged in the private practice of law and a director of FPIC.
(4) LSV Asset Management is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. In its role as investment advisor or manager, LSV is the beneficial owner of 533,729 shares and possesses sole voting power with respect to 416,329 shares and sole dispositive power with respect to all 533,729 shares.

         The following table sets forth the beneficial ownership of FPIC's common stock, including stock options that have vested or are exercisable within 60 days of March 31, 2004, by each of the directors.

                                                      Shares
                                                    Beneficially   Percentage of
            Name of Beneficial Owner                   Owned        Ownership(1)
--------------------------------------------------------------------------------
John K. Anderson, Jr.(2)                               12,834          *
Richard J. Bagby, M.D.(3)                              58,810          *
Robert O. Baratta, M.D.(4)                             94,253          *
James W. Bridges, M.D.(5)                              44,000          *
John R. Byers(6)                                      302,304         3.0%
M. C. Harden, III(7)                                   19,134          *
Kenneth M. Kirschner(8)                                 4,334          *
Terence P. McCoy, M.D.(9)                                 370          *
John G. Rich, Esq.                                          0          *
Joan D. Ruffier(10)                                     7,034          *
Guy T. Selander, M.D.(11)                              53,200          *
David M. Shapiro, M.D.(12)                             47,000          *
James G. White, M.D.(13)                               53,100          *

All directors as a group (13 Persons)(14)             696,373         6.6%

* Less than 1.0% of the total of FPIC's outstanding common stock.
(1) Based on an aggregate of (i) the number of shares of FPIC's common stock outstanding at March 31, 2004 and (ii) options vested as of March 31, 2004, or that are exercisable within 60 days of March 31, 2004.
(2) Mr. Anderson's beneficial ownership includes 8,334 shares that may be acquired upon exercise of vested nonqualified options.
(3) Dr. Bagby's beneficial ownership includes 45,000 shares that may be acquired upon the exercise of vested nonqualified options.
(4) Dr. Baratta's beneficial ownership includes 45,000 shares that may be acquired upon the exercise of vested nonqualified options. Shares beneficially owned also include 15,102 shares held for Dr. Baratta's account in FPIC's Deferred Compensation Plan and over which Dr. Baratta has sole dispositive power.
(5) Dr. Bridges' beneficial ownership includes 40,000 shares that may be acquired upon the exercise of vested nonqualified options. Dr. Bridges will not be standing for re-election in 2004.
(6) Mr. Byers' beneficial ownership includes 287,001 shares that may be acquired upon the exercise of vested options. Shares beneficially owned also include 620 shares held for Mr. Byers' account in FPIC's Deferred Compensation Plan and over which Mr. Byers has sole dispositive power.
(7) Mr. Harden's beneficial ownership includes 8,334 shares that may be acquired upon the exercise of vested nonqualified options.
(8) Mr. Kirschner's beneficial ownership includes 3,334 shares that may be acquired upon the exercise of vested nonqualified options.
(9) Amounts shown exclude 6,200 shares held in trust for Dr. McCoy's son to which Dr. McCoy disclaims beneficial ownership.
(10) Ms. Ruffier's beneficial ownership includes 3,334 shares that may be acquired upon the exercise of vested nonqualified options.
(11) Dr. Selander's beneficial ownership includes 45,000 shares that may be acquired upon the exercise of vested nonqualified options.
(12) Dr. Shapiro's beneficial ownership includes 38,000 shares that may be acquired upon the exercise of vested nonqualified options.
(13) Dr. White's beneficial ownership includes 45,000 shares that may be acquired upon the exercise of vested nonqualified options.
(14) Includes approximately 568,337 vested options of these directors. Excludes 6,200 shares held by or on behalf of family members to which beneficial ownership is disclaimed.

         The following table sets forth the beneficial ownership of FPIC's common stock, including stock options that have vested or are exercisable within 60 days of March 31, 2004, by FPIC's executive officer who is not a director (Mr. Byers appears in the directors' table above) and all directors and executive officers as a group.

                                                       Shares
                                                    Beneficially    Percent of
           Name of Beneficial Owner                    Owned        Ownership(1)
--------------------------------------------------------------------------------
Kim D. Thorpe(2)                                       145,377         1.4%

All directors and executive officers
  as a group (14 persons)(3)                           841,750         7.9%

(1) Based on an aggregate of (i) the number of shares of FPIC's common stock outstanding at March 31, 2004 and (ii) options vested as of March 31, 2004 or that are exercisable within 60 days of March 31, 2004.
(2) Mr. Thorpe, 48, was elected executive vice president and chief financial officer in November 1999. From 1998 until Mr. Thorpe joined FPIC, he served as senior vice president and chief financial officer of First Colony Life Insurance Company, a subsidiary of GE Financial Assurance. Mr. Thorpe was also a partner of Coopers & Lybrand, L.L.P. (now PricewaterhouseCoopers, LLP) from 1993 until 1998 and served in the firm's Washington, D.C. office as co-leader of the Mid-Atlantic insurance practice. Mr. Thorpe's beneficial ownership includes 115,600 shares that may be acquired upon the exercise of vested options. Shares beneficially owned also include 20,398 shares held in FPIC's 401(k) Plan, as to which Mr. Thorpe serves as co-trustee and over which he exercises voting power in such capacity.
(3) Includes approximately 683,937 vested options of directors and named executive officer. Excludes 6,200 shares held by or on behalf of family members to which beneficial ownership is disclaimed.

              Section 16(a) of The Securities Exchange Act of 1934
                    Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 and related regulations require executive officers, directors and persons who own more than 10% of FPIC's common stock to:

         o File reports of their ownership and changes in ownership of common stock with the SEC and the Nasdaq National Market; and
         o        Furnish FPIC with copies of the reports.

         Based solely on written representations from reporting persons and on our review of the Section 16(a) reports provided by those individuals, we believe that all filing requirements have been met during 2003, except in one case, whereby Terence P. McCoy, M.D., a director, was granted 10,000 options on June 4, 2003, which Dr. McCoy could not report on a Form 4 until June 13, 2003, when the SEC assigned him a central index key (CIK) necessary in order to file under the SEC's Edgar system.

                       MEETINGS OF THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

         The board of directors held ten meetings during 2003 and committees of the board held a total of nineteen meetings. Overall aggregate attendance at such meetings was 93.39%. Each director attended more than 75% of the aggregate of all meetings of the board of directors and the committees on which he or she served during 2003.

         The board of directors' current policy encourages all directors of FPIC to attend the Company's annual meeting of shareholders, which is typically held during the month of June. One director attended the 2003 annual meeting.

                               The Audit Committee

         Our board of directors has an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee of the board of directors during 2003 were Messrs. Anderson (chairman) and Rich, Ms. Ruffier and Drs. Baratta, McCoy and Shapiro. The audit committee is composed entirely of nonemployee directors, all of whom are considered independent under Nasdaq rules. This committee recommends selection of FPIC's independent public accountants to audit FPIC's consolidated financial statements and to perform professional services related to the audit. The committee reviews the scope and results of such audit, including audit procedures and findings with respect to the systems of internal controls and accounting policies and procedures. The audit committee or its designee pre-approves services to be performed by its independent public accountants to assure such services do not impair the independent public accountants' independence. The audit committee met ten times during 2003.

         For more detail regarding the role, responsibilities and limitations of the audit committee, please refer to the audit committee report below, and the audit committee charter, which is attached to this proxy statement as Exhibit A.

         The board of directors has determined that John Anderson, who has served on our audit committee since 2001 and as its chairman since 2003, is also the audit committee financial expert, and is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers. The board based its determination on the fact that Mr. Anderson has extensive experience evaluating financial statements and actively supervising financial managers responsible for preparing financial statements in accordance with generally accepted accounting principles in his capacity as the former chief financial officer of American Heritage Life Investment Corporation, a wholly owned subsidiary of a public company, as well as his former status as a certified public accountant.

         Notwithstanding anything to the contrary set forth in any of FPIC's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this proxy statement, in whole or in part, the following report of the audit committee shall not be incorporated by reference into any such filings.

                          Report of the Audit Committee

         FPIC's audit committee presents this report on the responsibilities of the committee, the board of directors, FPIC's management and its independent public accountants ("independent accountants") with respect to systems of internal control and the preparation and reporting of unaudited and audited financial information with respect to FPIC.

         The audit committee is composed of six directors, each of whom is considered independent, based on the business judgment of FPIC's board of directors, as defined by Rule 4200 of the National Association of Securities Dealers' ("NASD") listing standards. Pursuant to the 1999 recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees and the rules of the Securities and Exchange Commission ("SEC") and the NASD, the audit committee recommended to the board a written charter, which was approved by the board at its March 2000 meeting. The charter was revised in December 2003 to comply with the Sarbanes-Oxley Act of 2002.

         The audit committee assists the board of directors in its oversight of FPIC's systems of internal controls, FPIC's preparation and reporting of its consolidated financial statements and information, the conduct of the annual audit of FPIC and the relationship between FPIC and its independent accountants, including pre-approval of audit and non-audit services performed by the independent accountants. The audit committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

         As set forth in the committee's charter, management is responsible for the preparation, presentation and integrity of FPIC's financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

         The independent accountants are responsible for planning and carrying out proper annual audits and quarterly reviews of FPIC's financial statements. The independent accountants express an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States of America.

         During 2003, in connection with its function to oversee FPIC's financial reporting process, the audit committee reviewed and discussed with management and with representatives of PricewaterhouseCoopers, LLP, FPIC's independent accountants, FPIC's unaudited quarterly reporting on Form 10-Q, quarterly earnings announcements in advance of issuance, audited financial statements for the year ended December 31, 2003, and audited annual reporting on Form 10-K, before the filing of such disclosure documents with the SEC. The committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications. The committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, including disclosures with respect to other non-audit services provided by the independent accountants. The committee has considered whether the provision of all non-audit services by the independent accountants is compatible with maintaining the independent accountants' independence and has discussed such independence with FPIC's independent accountants.

         Members of the committee are not employees of FPIC and, as such, it is not the duty or responsibility of the committee or its members to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the committee rely on information, opinions, reports and statements, including financial statements and other financial data, prepared or presented by officers or employees of FPIC, legal counsel, independent accountants or other persons with professional or expert competence. Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to above do not assure that the audit of FPIC's financial statements by its independent accountants has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that FPIC's independent accountants are in fact "independent."

         During the year 2003, the committee met with members of FPIC's senior management at each of its ten meetings and with its independent accountants at eight of its meetings. The committee's agenda includes, when appropriate, separate private sessions with FPIC's independent accountants and actuary, at which time candid discussions regarding financial management, accounting and internal control issues take place with the accountants and discussions regarding actuarial assumptions and related issues take place with the actuary. During 2003, one such private session was held at one of the committee's ten meetings. The committee's chairman, together with members of senior management of FPIC, establish the committee's agenda.

         The audit committee recommended to the board of directors the engagement of PricewaterhouseCoopers LLP as FPIC's independent auditors for the year ended December 31, 2003 and reviewed with FPIC's senior management and the independent auditors the overall audit scope and plans, the results of external audit examinations, evaluations by the independent auditors of FPIC's internal controls performed as part of their audit and the quality of FPIC's financial reporting.

         In reliance upon the reports, reviews and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee, certain of which are referred to above and are more fully described in the committee's written charter, the committee further recommended to the board of directors, and the board has approved, that the audited financial statements be included in FPIC's annual report on Form 10-K for the year ended December 31, 2003 filed with the SEC.

                                             Audit Committee Report
                                             Submitted by:

                                             John K. Anderson, Jr., Chairman
                                             Robert O. Baratta, M.D.
                                             Terence P. McCoy, M.D.
                                             John G. Rich, Esq.
                                             Joan D. Ruffier, CPA
                                             David M. Shapiro, M.D.

                         The Board Governance Committee

         Current members of the board governance committee of the board of directors are Drs. Baratta (chairman), Bagby and Shapiro, and Messrs. Byers and Kirschner, all of whom, with the exception of Messrs. Byers and Kirschner, are considered independent under Nasdaq rules. The board governance committee's responsibilities include determination of remuneration of board members, oversight of the director stock option plan and development and implementation of a method of evaluating the effectiveness of FPIC's board, its committees and FPIC's chief executive officer. The board governance committee reviews and reassesses periodically FPIC's corporate governance guidelines and evaluates possible conflicts of interest of directors and officers. The board governance committee met four times during 2003.

            The Nomination Review Committee and Nominating Committee

         The members of the board governance committee of the board of directors who are independent under Nasdaq rules act as the nomination review committee. Current members of the nomination review committee are Drs. Baratta, Bagby and Shapiro. The nomination review committee, together with the other members of the board governance committee, considers the qualifications for re-nomination of existing directors whose terms are expiring and interviews each such director. The nominating review committee then reaches its conclusions regarding director nominees for re-election and reports such conclusions to the full board of directors. The nomination review committee also considers qualifications for individuals proposed for nomination by existing directors or others and, if warranted, investigates and interviews such candidates. The nomination review committee reports its conclusions with respect to nominated candidates to the full board of directors.

         The full board of directors does not take any action other than consideration and discussion of the candidates presented to it by the nomination review committee and of any other candidates proposed by a member of the board of directors. Following consideration and discussion by the full board of directors of the candidates covered by the reports of the nomination review committee or otherwise proposed by a director, the members of the board of directors who are independent under Nasdaq rules act as the nominating committee. Current members of the nominating committee are Drs. Bagby, Baratta, Bridges, McCoy, Selander, Shapiro and White, and Messrs. Anderson and Rich and Ms. Ruffier. The members of the nominating committee may choose for nomination as director any individual in their sole discretion, whether or not such individual has been considered by the nomination review committee or by the full board of directors.

         In evaluating director nominees, members consider, among other things, the needs of the board and its committees and the qualifications of sitting directors. While the board has no specific, minimum qualifications for directors or director nominees, in general terms, the board looks at, among other things, such criteria as (i) the highest personal and professional integrity; (ii) recognized achievements and skills; (iii) personal attributes that include leadership abilities, strength of character, an ethical nature, practical wisdom, mature judgment, an inquiring and independent mind, interpersonal skills, including the ability to work together with other members to make a contribution to the work of the board and its committees, and the ability and willingness to commit the necessary time required for board membership; and (iv) experience attributes that include education, expertise, industry knowledge, business knowledge, financial acumen, special expertise and diversity of view points. The board believes that members should represent a balance of diverse backgrounds and skills relevant to FPIC's needs that together ensure a strong board of directors. The evaluation process for shareholder-recommended nominees is consistent with these general terms.

         The nomination review committee will consider director nominees recommended by shareholders that meet the submission requirements set forth in FPIC's bylaws. The submission requirements are described in "Shareholder Proposals, Nominations and Communication with Directors" found elsewhere in this proxy statement.

         The nomination review committee and the nominating committee have a written charter, which is available on FPIC's website at www.fpic.com.

                      The Budget and Compensation Committee

         Current members of the budget and compensation committee of the board of directors are Drs. Selander (chairman), Bagby, Bridges and Shapiro, Mr. Anderson and Ms. Ruffier. The budget and compensation committee is composed entirely of nonemployee directors. The compensation committee establishes budgetary guidelines and processes for FPIC, the board and board committees and oversees the budgeting function. The budget and compensation committee met two times during 2003. For more detailed information regarding the committee's administration of FPIC's executive compensation program, see the Report of the Compensation Committee found elsewhere in this proxy statement.

                              The Bylaws Committee

         Current members of the bylaws committee of the board of directors are Dr. Bridges (chairman) and Messrs. Harden and Kirschner. This committee interprets FPIC's bylaws if questions arise and reviews the bylaws from time to time to determine if changes are appropriate for legal or operational purposes. The bylaws committee did not meet during 2003.

                             The Executive Committee

         Current members of the executive committee of the board of directors are Drs. Baratta (chairman), Selander, Shapiro and White, and Messrs. Byers and Harden. This committee may exercise the powers of the board of directors, subject to the limitations of Florida law, whenever the chairman of the board determines that it is not practical for the full board of directors to meet and action is required to be taken on matters that the chairman determines to be of an urgent nature. The executive committee met once during 2003.

                            The Investment Committee

         Current members of the investment committee of the board of directors are Drs. White (chairman) and McCoy, and Messrs. Harden and Kirschner. This committee oversees FPIC's investment policy with respect to portfolio investments and recommends such investment policy and portfolio investments to the board of directors for its approval. The investment committee met twice during 2003.

                             DIRECTORS' COMPENSATION

         During 2003, nonemployee members of the board of directors received annual compensation in four components:

         (1) an annual fee of $25,000 (subject to reduction as determined by the board in the event a director is absent from more than 25% of the board meetings during any calendar year), with the chairman receiving an additional $25,000 and the vice chairman receiving an additional $6,000;

         (2) annual grants of 5,000 options each issued pursuant to FPIC's director stock option plan (with an exercise price equal to the market price of FPIC's common stock on the date of grant and pro rata vesting over a three-year period), which grants are made as of the date of each annual shareholders' meeting;

         (3) annual fees to committee members as follows:

                                                           Member       Chairman
                                                           ------       --------
                  Audit Committee                          $4,000        $6,000
                  Budget and Compensation Committee        $3,000        $4,500
                  Board Governance Committee               $3,000        $4,500
                  Executive Committee                         0             0
                  All Other Committees                     $2,000        $3,000

         (4) a fee of $1,000 for each committee meeting attended (excluding executive committee meetings).

         Each director receives reimbursement for reasonable expenses incurred for attendance at meetings.

         In addition, under the director stock option plan, each new board member who is not an employee of FPIC receives an initial grant of nonqualified options to purchase 5,000 shares of FPIC's common stock. Such options are granted on the date the person first becomes a director of FPIC and have an exercise price equal to the fair market value of FPIC's common stock on the date of grant. The director stock option plan gives the board of directors the ability to make additional grants to directors from time to time at its discretion.

         FPIC also offers directors a nonqualified deferred compensation plan. Under this plan, directors may defer into the plan all or a portion of their fees earned as directors. Deferred fees will be paid, as adjusted for investment gains or losses, at such time in the future as specified by the participating director.

         Mr. Rich has entered into an agreement dated November 11, 2003 with Stilwell Value Partners III, L.P., remunerating Mr. Rich for serving on FPIC's board of directors at its request. Under the agreement, as long as Stilwell Value Partners III, L.P. holds more than a 1% beneficial interest in FPIC and Mr. Rich sits on FPIC's board of directors and its audit committee, Stilwell Value Partners III, L.P. will pay to Mr. Rich $16,250 on the first day of each calendar quarter beginning on April 1, 2004. With respect to the fourth quarter of 2003, Stilwell Value Partners

III, L.P. paid to Mr. Rich a sum that represents the difference between the amounts received or to be received by Mr. Rich from FPIC for director services performed in 2003 and $25,000. Under the agreement, Stilwell Value Partners has also agreed to reimburse Mr. Rich's actual out of pocket expenses incurred in connection with his FPIC board of directors and audit committee service, not otherwise reimbursed by FPIC.

                                 CODE OF ETHICS

         FPIC has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions for FPIC. The code of ethics was filed as an exhibit to FPIC's annual report on Form 10-K filed with the SEC for the year ended December 31, 2003.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation during 2003 of the principal executive officer and FPIC's one other executive officer, as defined by Rule 3b-7 of the Securities Exchange Act (the "named executive officers").

                                          Summary Compensation Table
--------------------------------------------------------------------------------------------------------------
                                                                                 Long-Term
                                                 Annual Compensation ($)       Compensation
                                         ------------------------------------  ------------

                                                                                Securities
     Name and Principal                                         Other Annual    Underlying        All Other
          Position          Fiscal Year   Salary(1)    Bonus    Compensation    Options (#)   Compensation ($)
--------------------------------------------------------------------------------------------------------------
John R. Byers                   2003       473,200    266,468           -          40,000          33,929(2)
President and                   2002       455,500    169,309           -          40,000          30,232(3)
Chief Executive Officer         2001       440,000    174,636           -          40,000          31,074(4)

Kim D. Thorpe                   2003       312,920    146,681           -          20,000          28,102(5)
Executive Vice President        2002       310,500     96,177           -          20,000          25,168(6)
and Chief Financial Officer     2001       300,000     99,225           -          20,000          25,644(7)

(1) Includes compensation amounts earned during the year but deferred by the employee under FPIC's 401(k) plan and benefits set aside pursuant to FPIC's nonqualified deferred compensation plan.
(2) Includes FPIC's contributions to the profit sharing plan of $20,000, FPIC's matching contributions for the 401(k) plan of $4,105, contributions from FPIC pursuant to FPIC's nonqualified deferred compensation plan of $4,125 and $5,699 for the cost of an excess disability insurance policy.
(3) Includes FPIC's contributions to the profit sharing plan of $17,000, FPIC's matching contributions for the 401(k) plan of $3,408, contributions from FPIC pursuant to FPIC's nonqualified deferred compensation plan of $4,125 and $5,699 for the cost of an excess disability insurance policy.
(4) Includes FPIC's contributions to the profit sharing plan of $17,000, FPIC's matching contributions for the 401(k) plan of $4,250, contributions from FPIC pursuant to FPIC's nonqualified deferred compensation plan of $4,125 and $5,699 for the cost of an excess disability insurance policy.
(5) Includes FPIC's contributions to the profit sharing plan of $20,000, FPIC's matching contributions for the 401(k) plan of $3,708, and $4,394 for the cost of an excess disability insurance policy.
(6) Includes FPIC's contributions to the profit sharing plan of $17,000, FPIC's matching contributions for the 401(k) plan of $3,774, and $4,394 for the cost of an excess disability insurance policy.

(7) Includes FPIC's contributions to the profit sharing plan of $17,000, FPIC's matching contributions for the 401(k) plan of $4,250, and $4,394 for the cost of an excess disability insurance policy.


                                  Option Grants

         The following table contains information concerning stock option grants during 2003 to FPIC's named executive officers.

                          Individual Grants                                Potential Realizable Value at Assumed Annual Rates of
               ---------------------------------------------                    Stock Price Appreciation for Option Term(1)
                Number of     % of Total                                 ---------------------------------------------------------
                Securities      Options  Exercise   Market                           5%                           10%
                Underlying    Granted to  or Base  Price on              ----------------------------- ---------------------------
                 Options       Employees   Price    Date of   Expiration  Stock Price                  Stock Price
    Name        Granted (#)     in 2003   ($/Sh)   Grant ($)     Date         ($)      Dollar Gain ($)      ($)    Dollar Gain ($)
----------------------------------------------------------------------------------------------------------------------------------
John R. Byers    40,000(2)       17.66%    23.05     23.05     12/12/13      37.55         580,000         59.79    1,469,600

Kim D. Thorpe    20,000(2)        8.83%    23.05     23.05     12/12/13      37.55         290,000         59.79      734,800

(1) The potential realizable values are calculated based on the fair market value of FPIC's common stock on the date of grant, which is equal to the exercise price of options granted in 2003, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential realizable values are net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC, and do not represent FPIC's estimate or projection of its future stock price. Actual gains, if any, resulting from stock option exercises and common stock holdings depend on the future performance of FPIC's common stock, overall stock market conditions and the option holder's continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.
(2) One-third of the options vest on the one-year anniversary of the grant date, with an additional one-third of the options vesting on each of the next two anniversaries of the grant date.

                                Option Exercises

         The following table shows stock option exercises during 2003 by FPIC's named executive officers.

                                              Option Exercises in 2003 and
                                               2003 Year-End Option Values


                                                   Number of Securities Underlying     Value of Unexercised In-The-Money
                                                   Unexercised Options at 12/31/03          Options at 12/31/03(1)
                                                  ----------------------------------------------------------------------
                      Shares Acquired  ($) Value
    Name               Upon Exercise    Realized     Exercisable   Unexercisable      ($) Exercisable  ($) Unexercisable
------------------------------------------------------------------------------------------------------------------------
John R. Byers                 -             -          287,001        79,999              2,561,890         717,184

Kim D. Thorpe                 -             -          115,600        40,000              1,552,281         358,598

(1) Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option. The Value of Unexercised In-The-Money Options represents the difference between the exercise price of unexercised options and the closing market price of $25.09 on December 31, 2003 of FPIC's common stock. The actual value of unexercised options fluctuates with market activity.

                                Retirement Plans

         The following table sets forth the maximum annual benefits payable in the form of a straight life annuity under FPIC's qualified defined benefit retirement plan and, to eligible officers, FPIC's excess benefit plan, to an officer or employee retiring at age 65 with the specified combination of final average compensation (the average of the five consecutive years of compensation that give the highest average out of the ten latest years) and years of credited service. The benefit accrual rate is higher for compensation in excess of the Social Security wage base. For 2004, the Social Security wage base is $87,900. The amounts shown in the pension plan table attributable to the qualified defined benefit retirement plan and the excess benefit plan, if applicable, were calculated using Social Security covered compensation levels based upon the average age of the two named executive officers and have been calculated without reflection of the current limit of $205,000 on includible compensation. Mr. Byers is covered by the qualified defined benefit plan, but not the excess benefit plan. Mr. Thorpe is covered by the qualified defined benefit plan and the excess benefit plan. As of December 31, 2003, the credited years of service under the qualified defined benefit retirement plan of the following officers were as follows: Mr. Byers - five years; Mr. Thorpe - four years. Generally, compensation for purposes of the qualified defined benefit retirement plan and the excess benefit plan includes salary and annual bonus, as reported in the summary compensation table, including compensation that is contributed by FPIC pursuant to a salary reduction agreement and that is not currently includible in the individual's gross income by reason of the application of certain provisions of the Internal Revenue Code.

         The amounts listed in the pension plan table are not subject to any deduction for Social Security or any other offset amounts.

                               Pension Plan Table

                                         Years of Service
             Average          --------------------------------------
          Compensation              5           10            15
       -------------------    --------------------------------------

       $      200,000          $  11,465   $   22,930   $   34,395
              300,000             18,465       36,930       55,395
              400,000             25,465       50,930       76,395
              500,000             32,465       64,930       97,395
              600,000             39,465       78,930      118,395
              700,000             46,465       92,930      139,395
              800,000             53,465      106,930      160,395
              900,000             60,465      120,930      181,395

         The qualified defined benefit retirement plan is a funded, tax-qualified, noncontributory plan that covers substantially all of FPIC's employees including executive officers. For the current year ending December 31, 2004, federal law limits the annual retirement benefit payable under the qualified defined benefit retirement plan to $165,000, and maximum covered compensation is limited to $205,000. The total number of years of service that may be taken into consideration under the qualified defined benefit retirement plan is limited to 15 years. Optional forms of payment available under the qualified defined benefit retirement plan for a benefit commencement date before age 65 may result in substantially reduced payments to any employee electing such an option.

         The excess benefit plan provides a means of equalizing the benefits of those employees participating in the qualified defined benefit retirement plan, other than those individuals covered under the supplemental executive retirement plan ("SERP"), whose funded benefits under the qualified defined benefit retirement plan are or will be limited by the application of the Employee Retirement Income Security Act of 1974, the Internal Revenue Code, or any applicable law or regulation. The excess benefit plan is a nonqualified plan, and benefits payable under the excess benefit plan are not funded and are payable out of FPIC's general funds.

         The SERP is an unfunded nonqualified plan. The SERP provides Mr. Byers, who has been selected as a participant by the compensation committee, with income at retirement. A participant in the SERP is eligible to retire and receive a retirement benefit beginning on the earlier of such participant's (i) early retirement date, (ii) disability retirement date or (iii) normal retirement date. The retirement benefit at the normal retirement date equals 60% of pre-retirement compensation (averaged over the highest three consecutive years of service), less qualified defined benefit retirement plan and all predecessor plans' benefits and Social Security benefits, multiplied by the percentage of benefits vested. Compensation for purposes of the SERP includes the salary of a participant as reported in the summary compensation table, but does not include bonuses. The early retirement benefit equals the retirement benefit at the normal retirement date, reduced by an early retirement factor for each month a participant's early retirement date occurs before the participant's normal retirement date. A participant terminating employment due to a permanent and total disability will be eligible for a disability retirement benefit equal to 60% of pre-retirement compensation, less qualified defined benefit retirement plan and all predecessor plans' benefits and Social Security benefits. In the event of the participant's death before retirement, the participant's surviving spouse will be eligible to receive a death benefit equal to 50% of the retirement benefit the participant would otherwise have been eligible to receive. Benefits attributable to the SERP are subject to reduction for Social Security benefits received by participants.

         The estimated annual SERP retirement benefits for Mr. Byers were calculated using 2003 base salary; Social Security benefits were based on the maximum benefits payable for an individual retiring at age 65 in 2003; and qualified defined benefit retirement plan benefits were based on 2003 base salary, including bonuses, assuming 15 years of service. The estimated annual retirement benefit from the SERP on December 31, 2003 is $52,750 for Mr. Byers.

         FPIC's qualified defined contribution plan has two components. FPIC allows employees to contribute up to 100% of their compensation earned, subject to statutory limitations, during the plan year, of which up to 2.5% is matched 100% by FPIC. In 2004, employees age 50 and older are permitted to make an additional contribution of up to $3,000. In addition, FPIC may make a discretionary contribution of up to 10% of each participant's compensation for the plan year. FPIC made discretionary contributions of 10% in each of 2001, 2002 and 2003.

         FPIC also offers a nonqualified deferred compensation plan to key employees selected by the board of directors who are participants in FPIC's qualified defined contribution plan and whose contributions are limited by the Internal Revenue Code. Mr. Byers currently participates in this plan. Key employee participants may defer into the plan all or a portion of their compensation. In addition, FPIC, at the discretion of the board of directors, may match the contributions made by key employees and may also make discretionary incentive contributions for key employees. Participants' account balances generally will be paid, as adjusted for investment gains or losses, following termination of employment. FPIC contributed $4,125 for Mr. Byers for 2003.



                        Certain Compensation Arrangements

                              Employment Agreements

         FPIC has entered into employment agreements with Messrs. Byers and Thorpe. The employment agreements provide for a minimum annual salary and the opportunity for annual salary increases, incentive compensation and other compensation and perquisites as approved by the board of directors.

         Mr. Byers' employment agreement is for a term of three years and Mr. Thorpe's employment agreement is for a term of two years. Both employment agreements may be extended for an additional year by the board of directors before the end of each year. The terms of the officers' employment under the respective employment agreements have been so extended each year and currently continue through December 31, 2006, in the case of Mr. Byers, and December 31, 2005, in the case of Mr. Thorpe. If the board of directors does not extend the employment agreements by the end of any year, the officer may terminate his employment by providing at least 90 days written notice of such termination. Upon such termination, the officer would continue to receive his annual salary and benefits for the remaining term of the employment agreement or until commencing work for a competing company. Under the employment agreements, Mr. Byers' minimum annual salary for 2004 is $500,000 and; Mr. Thorpe's minimum annual salary for 2004 is $333,750. The officer may also terminate his employment in the event of a constructive discharge and continue to receive annual salary and benefits for the remaining term of the employment agreement. In the case of Mr. Byers, in the event that payments or benefits under his employment agreement are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest, penalty or addition to tax with respect to such excise tax, the employment agreement provides for cash gross up payments intended to put Mr. Byers in the same position as though no excise tax, penalty or interest had been imposed upon or incurred as a result of any payment or benefits.

                              Severance Agreements

         FPIC has entered into severance agreements with Messrs. Byers and Thorpe. The severance agreements, which apply in the case of a change of control of FPIC, provide that if at any time during the coverage period, as defined under the severance agreements, employment is terminated by FPIC for any reason other than cause, death or disability, or by the individual in the event of a constructive discharge, FPIC will pay severance in a lump sum cash amount equal to three times the sum of the individual's (i) annual salary and (ii) the greater of the target bonus opportunity for the current calendar year or the average of the annual bonuses for the three prior calendar years. In the event that payments or benefits under the severance agreements are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest, penalty or addition to tax with respect to such excise tax, the severance agreements provide for cash gross up payments intended to put Messrs. Byers and Thorpe in the same position as though no excise tax, penalty or interest had been imposed upon or incurred as a result of any payment or benefits.

         If Messrs. Byers and Thorpe are entitled to receive benefits under both their employment agreements and their severance agreements, then each will be permitted to select and receive benefits under either his employment agreement or his severance agreement, but not benefits from both the employment agreement and the severance agreement.



                      Report of the Compensation Committee,
                                   Interlocks,
                              Insider Participation

         During 2003, no executive officer of FPIC served as a director of, or as a member of the compensation or equivalent committee of, any other entity, one of whose executive officers served on FPIC's board of directors' compensation committee or otherwise as a member of the board of directors.

         Notwithstanding anything to the contrary set forth in any of FPIC's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this proxy statement, in whole or in part, the following committee report on compensation shall not be incorporated by reference into any such filings.

                      Report of The Compensation Committee

         The budget and compensation committee presents this report on the responsibilities of the budget and compensation committee of FPIC's board of directors, relating to the compensation of FPIC's employees, its chief executive officer and other named executive officers. The budget and compensation committee is composed of six outside directors and operates pursuant to a written charter. The committee retains independent consultants from time to time to assist in its assessment of compensation programs and confers with the board governance committee regarding chief executive officer evaluation, remuneration and goals.

         Goal of the Compensation Committee. The goal of the committee is to establish remuneration in an appropriate, fair manner with compensation that is linked to FPIC's strategic business objectives and further, is justifiable, comparable and provides incentives for retention and longevity.

         Philosophy of the Compensation Committee. The committee's philosophy on the incentive components of compensation includes the establishment of performance goals. Such variable compensation provides for award opportunities based on individual performance, corporate performance and on the individual's ability to affect FPIC's annual results and market competitiveness. Such variable compensation is further designed to attract and retain high-performing executives focused on increasing shareholder value and FPIC's performance.

         Structure of the Compensation Program. FPIC's executive compensation program is structured to include base salary, annual bonus, long-term compensation and retirement and disability benefits. Each component is designed in relation to the other components to offer management competitive remuneration and incentives to enhance shareholder value. During 2003, executive officers were also eligible for other employee benefits as set forth in the summary compensation table found elsewhere in this proxy statement.

         Base Salary. Base salary for executives was established at a level that the compensation committee believes is both appropriate and consistent within the industry and relative to peer companies. For 2003, the base salaries of continuing executive officers named in the summary compensation table ranged from 64% to 68% of their total annual cash compensation (base salary plus bonus). There are many criteria used in determining the appropriate executive salary level, including, but not limited to, contribution to performance, scope of responsibility, productivity, expense and risk control, management development and strategic planning.

         Bonus Program. FPIC's bonus program provides for the establishment of a bonus pool as a direct incentive to improve the financial results of FPIC. This bonus program is assessed through a formal evaluation of overall FPIC performance and special circumstances, which includes financial targets (i.e., targets in revenues and earnings) and strategic targets, as well as subjective evaluation of each employee in the areas of, among others, quality of work, reliability, initiative and creativity. The targeted formula bonus for all employees was determined as a percentage, ranging from 6% to 45% of base salary. For the president and chief executive officer, the targeted bonus award, as a percentage of base salary, is 45%. Based on FPIC's financial performance in 2003, actual bonus percentages for the year ranged from approximately 7% to 56% of base salary.

         Long-Term Incentive Compensation. Long-term incentive compensation for executives is designed to motivate and reward the creation of long-term shareholder value by linking executive compensation with gains realized by shareholders. Through FPIC's Omnibus Incentive Plan, FPIC grants from time to time stock options to FPIC's executives and other employees. FPIC also offers an employee stock purchase plan and an option under its 401(k) plan for FPIC's executives and other employees to purchase FPIC's common stock.

         Retirement and Disability Benefits. FPIC's overall compensation package for its executive officers also includes various employee benefits, including retirement and disability benefits. Generally, the benefits offered to such persons serve a different purpose than do the other components of compensation. In general, these benefits provide protection against financial loss that can result from illness, disability or death. Benefits offered to executive officers are similar to those that are offered to FPIC's other employees, with some variation primarily to promote tax efficiency and replace benefit opportunities lost due to regulatory limits.

         Each year the compensation committee reviews executive compensation programs to ensure that they are aligned with FPIC's long and short-term performance goals and objectives.

The compensation committee will also consider, as part of this review, any changes in laws and regulations governing compensation programs and will often seek advice from counsel and other independent third parties.

         Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code limits FPIC's ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to individual officers named in the summary compensation table unless such compensation is "performance-based." The amount of compensation paid to each of the named executive officers during fiscal year 2003 was less than $1 million. It is possible for FPIC to compensate or make awards that may either qualify or not qualify as performance-based compensation deductible under Section 162(m). The compensation committee, in structuring compensation programs for its top executive officers, intends to give strong consideration to the deductibility of awards.

         The board of directors believes FPIC has implemented an executive compensation policy that serves to retain, motivate and reward management while aligning management's interests closely with those of FPIC and its shareholders. The board of directors has neither modified nor rejected, in any material way, any action or recommendations of the committee. FPIC's compensation policies reflect the advice of an independent executive compensation consultant who is retained from time to time to review FPIC's compensation practices.



                                         Budget and Compensation Committee
                                         Report Submitted by:

                                         Guy T. Selander, M.D., Chairman
                                         John K. Anderson, Jr.
                                         Richard J. Bagby, M.D.
                                         James W. Bridges, M.D.
                                         Joan D. Ruffier, CPA
                                         David M. Shapiro, M.D.

                                PERFORMANCE GRAPH

         The following performance graph compares the cumulative total return for FPIC's common stock, the Russell 2000 index and a custom peer group for the five-year period ended December 31, 2003.

         The FPIC custom peer group, which is indicated on the performance graph by a single asterisk ("*"), represents a peer group that comprises performance data for Medical Assurance, Inc. and Professionals Group, Inc. (both companies through June 27, 2001, until the merger of Medical Assurance, Inc. and Professionals Group, Inc. to form ProAssurance Corporation); ProAssurance Corporation (since June 28, 2001, as a result of the merger of Medical Assurance, Inc. and Professionals Group, Inc. on June 27, 2001); MIIX Group, Inc. (since July 30, 1999, as a result of its initial public offering of stock); SCPIE Holdings, Inc.; American Physicians Capital, Inc. (since December 8, 2000, as a result of its initial public offering of stock); and NCRIC Group, Inc. (since July 29, 1999, as a result of its initial public offering of stock).

         The graphs assume an investment on December 31, 1998 of $100 in each of FPIC's common stock, the stocks comprising the Russell 2000 index and the common stocks of the custom peer group of companies. The graph further assumes that all paid dividends were reinvested. The Russell 2000 index and the custom peer group are weighted by market capitalization. SNL Financial LC of Charlottesville, Virginia, prepared the calculations for the information below.

         Notwithstanding anything to the contrary set forth in any of FPIC's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this proxy statement, in whole or in part, the information provided in this section regarding stock performance shall not be incorporated by reference into any such filings.

--------------------------------------------------------------------------------
                           FPIC Insurance Group, Inc.
--------------------------------------------------------------------------------

                            Total Return Performance




                               [GRAPHIC OMITTED]




                                                                     Period Ending
                                        ----------------------------------------------------------------
Index                                    12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
--------------------------------------------------------------------------------------------------------
FPIC Insurance Group, Inc.                 100.00      34.90      19.22      30.95      14.43      52.48
Russell 2000                               100.00     121.26     117.59     120.52      95.83     141.11
FPIC Custom Peer Group*                    100.00     100.24      69.77      90.02      67.72      95.28

*The FPIC Custom Peer Group includes ProAssurance Corporation, MIIX Group, Inc., SCPIE Holdings, Inc., American Physicians Capital, Inc., and NCRIC Group, Inc.

                              CERTAIN RELATIONSHIPS
                            AND RELATED TRANSACTIONS

         M. C. Harden, III, has served as a director since 2001. Mr. Harden is also chairman of the board, president and chief executive officer and a majority shareholder of Harden & Associates, Inc. ("Harden & Associates"), an insurance broker and risk management and employee benefits consultant, located in Jacksonville, Florida. Harden & Associates acts as an agent for First Professionals, FPIC's largest insurance subsidiary, and for Anesthesiologists Professional Assurance Company, another of FPIC's insurance subsidiaries. Commission expense incurred by FPIC and commission income earned by Harden & Associates as a result of such agency relationship were approximately $348,000 for 2003. Harden & Associates also acts as a broker for FPIC in the procurement of various business insurance coverages. Brokerage fees earned by Harden & Associates as a result of its brokerage relationship with FPIC were approximately $79,000 for 2003.

         Kenneth M. Kirschner has served as a director since the 2002 annual meeting of shareholders. Mr. Kirschner is a member of Kirschner & Legler, P.A., a law firm in Jacksonville, Florida, retained by FPIC beginning April 2001. Legal fees incurred by FPIC and earned by Kirschner & Legler, P.A. were approximately $136,000 for 2003.

         Mr. Byers has served as a director of FPIC since July 2000 and as president and chief executive officer since September 2000. Mr. Byers also serves on the board of governors of Physicians' Reciprocal Insurers ("PRI"), a New York medical professional liability insurance reciprocal, for which FPIC provides reciprocal management services, through its wholly owned subsidiary, Administrators for the Professions, Inc. ("AFP").

         Pursuant to a management agreement dated January 1, 1999 entered into by PRI and AFP and under New York Insurance Law, AFP is at all times entitled to nominate one-third of the total number of PRI's directors. Mr. Byers has served on PRI's board of governors since August 2000. Mr. Byers receives board fees as a result of his directorship on the same basis as other PRI directors. Board fees earned by Mr. Byers and incurred by PRI totaled $78,000 in 2003.

         All of the physician members of FPIC's board of directors are also policyholders of First Professionals or FPIC's other insurance company affiliates, and as such, may experience claims from time to time in the usual course of business that may require coverage under their policies that First Professionals or FPIC's other insurance company affiliates would provide to any policyholder.

                                AMENDMENTS TO THE
                           DIRECTOR STOCK OPTION PLAN

         FPIC's Director Stock Option Plan was adopted in 1996 to provide FPIC's nonemployee directors an incentive to contribute materially to expanding and improving FPIC's profits, to aid in attracting and retaining directors of outstanding ability and to encourage ownership of shares by directors.

         The Director Stock Option Plan currently provides that a nonemployee director will receive nonqualified options for 5,000 shares when such director initially joins FPIC's board of directors. Subsequent options will be granted on an annual basis, and additional options may be granted to directors from time to time at the discretion of the board of directors. Under the Director Stock Option Plan, options vest at the rate determined by the board of directors, provided that no option may vest prior to six months or after the tenth anniversary of the date of grant.

                                   PROPOSAL 2

         The board of directors of FPIC has adopted a resolution approving and recommending to FPIC's shareholders for their approval an amendment to increase the number of shares of FPIC's common stock issuable under the Director Stock Option Plan to 915,000 shares from 765,000 shares.

                       Reasons For The Proposed Amendment

         The board of directors believes that the ability to grant stock options allows FPIC to attract and retain the services of experienced and knowledgeable independent directors and provides an additional incentive for such directors to work for the benefit of FPIC and its shareholders. The increase in the number of shares authorized for issuance under the Director Stock Option Plan is sought because only approximately 137,000 authorized shares remain available to be issued under the plan.

         The board of directors believes that it is desirable to continue providing incentives to FPIC's directors, and therefore recommends that shareholders approve this amendment to the Director Stock Option Plan. Such increase in the number of shares authorized for issuance by 150,000 shares is sought to restore the total number of available shares for issuance under the Director Stock Option Plan to an appropriate level considering its objectives. It is currently anticipated that the additional shares contemplated by this amendment will be sufficient for future grants under the Director Stock Option Plan until 2007.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                  AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN.

                                   PROPOSAL 3

         The board of directors of FPIC has also adopted a resolution approving and recommending to FPIC's shareholders for their approval an amendment to expand the class of directors eligible to receive stock options under the Director Stock Option Plan to include both directors of both FPIC and directors of First Professionals, a subsidiary of FPIC, who are not also directors of FPIC.

                       Reasons For The Proposed Amendment

         The expansion of the class of directors eligible to receive stock options under the Director Stock Option Plan to include directors of FPIC's subsidiary, First Professionals, is sought in order to extend the benefits and incentives of the plan to the directors of First Professionals, which is a key subsidiary of FPIC.

         The board of directors believes that it is desirable to provide incentives to directors of First Professionals, and therefore recommends that the shareholders approve this amendment to the Director Stock Option Plan.

         Approval of this amendment would currently result in two additional participants in the plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                  AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN.

                                    The Plan

         The Director Stock Option Plan as it is proposed to be amended is set forth in Exhibit B to this proxy statement. If the amendments are adopted, they will become effective immediately.

         Administration. The Director Stock Option Plan is administered by the Director Stock Option Plan Committee (the "DSOP Committee"), which is the board governance committee of the board of directors. As of April 15, 2004, approximately 12 individuals were eligible to participate in the plan.

         Awards. A director receives options to purchase shares on the date on which such individual first becomes a director. The options granted at such time are for 5,000 shares, with an option price equal to the fair market value of such shares on the date of grant. Directors also may be granted additional options from time to time.

         Transferability, Term and Vesting. The Director Stock Option Plan, as previously amended, allows options to be transferred by the optionee during his or her lifetime to any member of his or her immediate family or to a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order.

         In general, the Director Stock Option Plan, as previously amended, provides that an option will terminate upon the earlier of:

         (i)      the exercise of the option;

         (ii)     the expiration date of the option by its terms; or

         (iii) no more than two years following the date of termination of service as a director.

         No option may be granted ten years after the effective date of the Director Stock Option Plan. Grants under the Director Stock Option Plan may vest anywhere between six months and ten years as determined by the board of directors at the time of grant.

         Amendment and Termination. The board of directors may amend the Director Stock Option Plan, without shareholder approval, at any time in any respect, unless shareholder approval of the amendment in question is required under Florida law, the Code, or any exemption from Section 16 of the Securities Exchange Act of 1934, as amended, by any national securities exchange or system on which FPIC's shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Director Stock Option Plan, or under any other applicable laws, rules or regulations. No amendment to the Director Stock Option Plan may alter or impair any option previously granted under the Director Stock Option Plan without the consent of the holder thereof. The board of directors may terminate the Director Stock Option Plan at any time.

         Number of Shares. A total of 765,000 shares have previously been authorized for issuance pursuant to the Director Stock Option Plan. As of March 31, 2004, options for approximately 628,000 of the 765,000 shares have been previously granted and have not been forfeited. If the shareholders approve the proposed amendment to the Director Stock Option Plan, a total of 915,000 shares will be authorized for issuance, of which approximately 287,000 shares, representing 2.9% of the total 9,960,534 shares outstanding at March 31, 2004, will be available for future grants. Exercise prices for options granted under the Director Stock Option Plan range from $8.22 to $48.0625 per share, with termination dates ranging from January 13, 2006 to November 10, 2013. On April 7, 2004, the record date for FPIC's 2004 annual meeting of shareholders, the closing market price for FPIC's common stock was $23.80 per share.

         The maximum number of shares that may be granted pursuant to the Director Stock Option Plan, as well as the number of shares that may be purchased pursuant to the exercise of any option outstanding thereunder, may be equitably adjusted by the DSOP Committee in the event of a stock split, stock dividend, recapitalization, merger, consolidation, combination or similar events.

                            Federal Tax Consequences

         The stock options granted under the Director Stock Option Plan are nonqualified stock options. Nonemployee directors recognize no taxable income at the time of grant. Upon the exercise of nonqualified stock options, nonemployee directors recognize ordinary income and FPIC is entitled to a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Nonemployee directors recognize as capital gain or loss any subsequent profit or loss realized on the sale or exchange of any shares disposed of or sold.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                  AMENDMENTS TO THE DIRECTOR STOCK OPTION PLAN.

                                AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

                                   PROPOSAL 4

         FPIC's Omnibus Incentive Plan was adopted in 1996 to provide incentives to employees whose performance, contributions and skills add to the value of FPIC.

         The board of directors of FPIC has adopted a resolution approving and recommending to FPIC's shareholders for their approval an amendment to the Omnibus Incentive Plan. The amendment will increase the number of shares of FPIC's common stock issuable under the Omnibus Incentive Plan to 2,663,000 shares from 2,288,000 shares.

         The Omnibus Incentive Plan as it is proposed to be amended is set forth in Exhibit C to this proxy statement. If the amendment is adopted, it will become effective immediately.

                       Reasons For The Proposed Amendment

         The board of directors believes that the ability to grant stock options allows FPIC to attract and retain the services of experienced and knowledgeable employees and provides an additional incentive for such employees to work for the benefit of FPIC and its shareholders. The increase in the number of shares authorized for issuance under the Omnibus Incentive Plan is sought because only approximately 404,000 shares remain available to be issued under the plan. Such increase in the number of shares authorized for issuance by 375,000 shares is sought to restore the total number of available shares for issuance under the Omnibus Incentive Plan to an appropriate level considering these objectives and historical levels of grant. It is currently anticipated that the additional shares contemplated by this amendment will be sufficient for future grants under the Omnibus Incentive Plan until 2007. Such amount has been approved by the board of directors, taking into account a broad range of factors, including strategic plans, performance goals and objectives, personnel needs and other reasonably possible potential uses.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                  2004 AMENDMENT TO THE OMNIBUS INCENTIVE PLAN.

                                    The Plan

         Administration. The Omnibus Incentive Plan is administered by the budget and compensation committee of the board of directors. Eligible participants include those officers and key employees of FPIC and its subsidiaries who are making or are in a position to make substantial contributions to FPIC by their ability and efforts. The committee will determine, from time to time, the individuals to whom awards shall be made, the type of awards, and the amount, size and terms of each award. Each of these types of awards is described below. The committee will make all other determinations necessary or advisable for the administration of the Omnibus Incentive Plan. As of April 15, 2004, approximately 627 individuals were eligible to participate.

         Types of Awards. Awards under the Omnibus Incentive Plan may be in the form of options (both nonqualified stock options and incentive stock options), contingent stock, restricted stock, stock appreciation rights or such other forms as the committee in its discretion may deem appropriate.

         Number of Shares. A total of 2,288,000 shares have previously been authorized for issuance pursuant to the Omnibus Incentive Plan. As of March 31, 2004, options for approximately 1,884,000 of the 2,288,000 shares have previously been granted and have not been forfeited. If the shareholders approve the proposed amendments to the Omnibus Incentive Plan, a total of 2,663,000 shares will be authorized for issuance, of which approximately 779,000 or 7.8% of the 9,960,534 total shares outstanding at March 31, 2004, will be available for future grant. Exercise prices for options granted under the Omnibus Incentive Plan range from $8.22 to $40.00 per share, with termination dates ranging from January 13, 2006 to December 12, 2013. On April 7, 2004, the record date for FPIC's 2004 annual meeting of shareholders, the closing market price for FPIC's common stock was $23.80 per share.

         As currently amended, the maximum number of shares that may be issued pursuant to options granted to any one individual during the life of the Omnibus Incentive Plan is 600,000 shares of FPIC's common stock.

         The committee has discretion to grant nonqualified stock options pursuant to the Omnibus Incentive Plan that are transferable by the optionee during his or her lifetime to any member of his or her immediate family or a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order.

         During 2003, a total of 60,000 options were granted under the Omnibus Incentive Plan for shares of FPIC's common stock to the president and chief executive officer and the other executive officer. These options have a three-year vesting period and an exercise price equal to fair market value on the date of grant.

         Awards that may be made in the future under the Omnibus Incentive Plan are within the discretion of the committee. The committee has not determined future awards or potential recipients.

         The maximum number of shares that may be granted pursuant to options under the Omnibus Incentive Plan, as well as the number of shares that may be purchased pursuant to the exercise of any option outstanding thereunder, may be equitably adjusted by the committee in the event of a stock split, stock dividend, recapitalization, merger, consolidation, combination or similar events.

         Amendment and Termination. The board of directors may amend the Omnibus Incentive Plan, without shareholder approval, at any time in any respect, unless shareholder approval of the amendment in question is required under Florida law, the Code, or any exemption from Section 16 of the Exchange Act, by any national securities exchange or system on which the shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Omnibus Incentive Plan or under any other applicable laws, rules or regulations.

         No amendment to the Omnibus Incentive Plan may alter or impair any award granted under such Omnibus Incentive Plan without the consent of the holder thereof.

         The Omnibus Incentive Plan may be terminated at any time by the board of directors.

         Stock Options. The committee may grant both incentive stock options and nonqualified stock options to the same individual. When both an incentive stock option and a nonqualified stock option are awarded at one time, such options are deemed to have been awarded in separate grants, and in no event will the exercise of one such option affect the right to exercise the other such option except to the extent the committee determines in writing otherwise.

         The option price of an incentive stock option shall not be less than 100% of the fair market value of the underlying share on the day the option is granted, as determined by the committee. The option price of a nonqualified stock option issued under the Omnibus Incentive Plan shall not be less than 50% of the fair market value of the underlying share on the day the option is granted, as determined by the committee.

         Each option, upon vesting, may be exercised by a participant, in whole or in part, provided such exercise shall not occur earlier than six months after the grant of the option and not later than ten years after the grant of the option.

         Any option designated by the committee as an incentive stock option will be subject to the general provisions applicable to all options granted under the Omnibus Incentive Plan and will be subject to the following specific provisions:

         (a) At the time the incentive stock option is granted, if a recipient employee owns, directly or indirectly, stock representing more than 10% of the total combined voting power of all classes of FPIC's stock, then: (i) the option price must equal at least 110% of the fair market value on the effective date of grant of the shares subject to the option; and (ii) the term of the option shall not be greater than five years from the date such option is granted.

         (b) The aggregate fair market value of shares (determined at the date of grant) with respect to which incentive stock options granted by FPIC may be exercised by a participant employee for the first time in any one calendar year shall not exceed $100,000.

         If any option is not granted, exercised or held pursuant to the provisions applicable to an incentive stock option, it will be considered to be a nonqualified stock option to the extent that any or all of the grant is in conflict with these restrictions.

         In general, options granted pursuant to the Omnibus Incentive Plan terminate upon the earlier of: (i) the full exercise of the option; (ii) the expiration of the option by its terms; or (iii) no more than three years (three months for incentive stock options) following termination of the option holder's employment with FPIC.

         Stock Appreciation Rights. A stock appreciation right ("SAR") may be granted in connection with an option and shall entitle the grantee, subject to the terms and conditions determined by the committee, to receive, upon surrender of the option, all or a portion of the excess of (i) the fair market value of a specified number of shares at the time of the surrender, as determined by the committee, or (ii) 100% of the fair market value of such shares at the time the option was granted less any dividends paid while the option was outstanding but unexercised.

         SARs may be granted for a period of not less than six months nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the committee at the time of the grant.

         SARs will be exercisable only during a grantee's employment by FPIC, except that in the discretion of the committee an SAR may be made exercisable for up to three months after a grantee's employment is terminated for any reason other than death, retirement or disability.

         In the event that a grantee's employment is terminated as a result of death, retirement or disability without the grantee's having fully exercised grantee's available SARs, the grantee, or the grantee's beneficiary following the grantee's death, may have the right to exercise the SARs during their term within a period of 24 months after the date of such termination to the extent that the right was exercisable at the date of such termination, or such other period and subject to such terms as may be determined by the committee.

         Contingent Stock Awards. The committee will determine the amount of a contingent stock award to be granted to an employee based on the expected impact the employee can have, or actually has had, on the financial well-being of FPIC and other factors deemed by the committee to be appropriate. Contingent stock awards under the Omnibus Incentive Plan shall be subject to such terms, conditions, and restrictions, if any, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as will be determined by the committee at the time of grant. The committee in its discretion may permit an acceleration of the expiration of the applicable restriction period, so long as the minimum six-month period is retained, with respect to any part or all of the award to any participant.

         In the event of a participant's termination of employment for any reason prior to lapse of restrictions applicable to a contingent stock award paid to such participant and unless otherwise provided for by the Omnibus Incentive Plan or as provided in a contingent stock agreement, all rights to shares as to which there still remain unlapsed restrictions will be forfeited by such participant to FPIC without payment of any consideration by FPIC.

         Restricted Stock Award. The committee will determine the amount of a restricted stock award to be granted to an employee based on the past or expected impact the employee has had or can have on the financial well-being of FPIC and other factors deemed by the committee to be appropriate. Restricted stock awards made pursuant to the Omnibus Incentive Plan shall be subject to such terms, conditions and restrictions, including attainment of performance objectives, and for such period or periods (in excess of six months), as will be determined by the committee at the time of grant. The committee in its discretion may permit an acceleration of the expiration of the applicable restriction period, so long as the minimum six-month period is retained, with respect to any part or all of the award to any participant.

         Each certificate evidencing stock subject to restricted stock awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award.

Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective.

         In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a restricted stock award made to such participant and unless otherwise provided for by the Omnibus Incentive Plan or as provided in a restricted stock agreement, all rights to shares as to which there still remain unlapsed restrictions will be forfeited by such participant to FPIC without payment of any consideration by FPIC.

         Change in Control. Upon a change in control, all options, contingent stock awards, restricted stock awards and stock appreciation rights will automatically vest as of the date of the change in control and all restrictions or contingencies will be deemed to have been satisfied.

                            Federal Tax Consequences

         General. The rules governing the tax treatment of stock options, contingent stock, restricted stock and stock appreciation rights are very technical. Therefore, the description of the federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local tax laws may not be the same as under the federal tax laws. Individuals who have received stock-based compensation under any of FPIC's plans are encouraged to consult with their own tax advisors regarding tax consequences.

         Incentive Stock Options. The participant recognizes no gain or loss when an incentive stock option (an "ISO") is granted. In general, an employee exercising an ISO will not be taxed at the time of exercise if the stock purchased is held for at least one year after the exercise date and at least two years after the date of grant (the "Holding Period"); provided, however, the excess of the fair market value of the shares at the time of exercise over the exercise price paid for such shares is treated as alternative minimum taxable income under the alternative minimum tax rules. If the Holding Period is satisfied, the difference between the exercise price and the amount realized upon subsequent disposition of the stock will constitute long-term capital gain or loss. If the Holding Period is not satisfied, the employee will recognize ordinary income to the extent of the lesser of the gain realized or the excess of the fair market value of the stock on the exercise date over the exercise price, and any gain realized in excess of the amount recognized as ordinary income will be short-term or long-term capital gain. FPIC will not recognize income, gain or loss and is not entitled to a deduction, upon the granting or exercise of an ISO, nor will it be entitled to any deduction upon the disposition of the shares subject to the ISO if the Holding Period is satisfied. If the Holding Period is not satisfied, FPIC will be entitled to a deduction equal to the amount of the ordinary income recognized by the employee.

         Nonqualified Stock Options. The participant typically recognizes no taxable income, and FPIC receives no deduction when a nonqualified option (an "NSO") is granted. Upon exercise of an NSO, however, the participant recognizes ordinary income, and FPIC is entitled to a deduction, equal to the difference between the exercise price and the fair market value of the shares on the date of the exercise. When stock obtained under an NSO is disposed of by the participant, the difference between the sales price and the fair market value at the time of exercise will be treated as long-term or short-term capital gain or loss by the participant, depending on the holding period of the shares.

         Restricted Stock. A participant granted restricted stock is not required to include the value of such shares in income until the first time such participant's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. FPIC is entitled to a deduction in the amount of the ordinary income recognized by the participant.

         Stock Appreciation Rights. Upon the grant of an SAR, the participant recognizes no taxable income, and FPIC receives no deduction. The participant recognizes ordinary income at the time of exercise equal to the cash or fair market value of the shares payable upon such exercise, and FPIC is entitled to a corresponding deduction.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                 OF THE AMENDMENT TO THE OMNIBUS INCENTIVE PLAN.

                                AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN

                                   PROPOSAL 5

         FPIC's Employee Stock Purchase Plan was adopted in 1996 to encourage employees to purchase and own stock in FPIC, thereby promoting their increased interest in FPIC's affairs, growth and development.

         The board of directors of FPIC has adopted a resolution approving and recommending to FPIC's shareholders for their approval an amendment to the Employee Stock Purchase Plan. The amendment will increase the number of shares of FPIC's common stock issuable under the Employee Stock Purchase Plan to 320,000 shares from 220,000 shares.

         The Employee Stock Purchase Plan as it is proposed to be amended is set forth in Exhibit D to this proxy statement. If the amendment is adopted, it will become effective immediately.

                       Reasons for the Proposed Amendment

         The board of directors believes that the ability for employees to purchase and own stock in FPIC provides an additional incentive for such employees to work for the benefit of FPIC and its shareholders. The increase in the number of shares authorized for issuance under the Employee Stock Purchase Plan is sought because only approximately 27,000 shares remain available to be issued under the Employee Stock Purchase Plan. Such increase in the number of shares authorized for issuance by 100,000 shares is sought to restore the total number of available shares for issuance under the Employee Stock Purchase Plan to an appropriate level considering these objectives. While the number of shares granted under the Employee Stock Purchase Plan is dependent upon employee participation and the market price of FPIC's stock, it is currently anticipated that the additional shares contemplated by this amendment will be sufficient for future grants under the Employee Stock Purchase Plan until 2007. The board of directors has approved such amount, and therefore, recommends that shareholders approve the 2004 amendment to the Employee Stock Purchase Plan.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2004 AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

                                    The Plan

         Administration. The Employee Stock Purchase Plan committee, as appointed by the board of directors of FPIC, administers the Employee Stock Purchase Plan on behalf of eligible employees of FPIC who have been employed not less than two years and who work more than 20 hours per week. As of April 15, 2004, approximately 381 individuals were eligible to participate.

         Granting of Options. The granting of an option to an employee gives the employee a right to purchase from FPIC a stated number of shares at a specified price.

         Option Price. The option price per share shall not be less than the lesser of (i) an amount equal to 85% of the fair market value of a share at the time such option is granted, or (ii) an amount equal to 85% of the fair market value of a share at the time such option is exercised. Fair market value is determined based on the closing market price of such shares on such date. As of April 7, 2004, the closing price of FPIC's common stock on the Nasdaq National Market was $23.80.

         Exercise of Options. FPIC provides payroll deduction for all participating employees. Employee contributions through payroll deduction shall not exceed 10% of a participant employee's base salary or such lesser amount as the Committee may prescribe. Employees are limited to purchasing in any calendar year no more than the number of shares determined by dividing the employee's annual base salary as of the first day of the calendar year, or $25,000, whichever is less, by the fair market value of a share at such day. Employees who own 5% or more of the voting power or value of FPIC's common stock are not eligible to participate in the Employee Stock Purchase Plan.

         Number of Shares. A total of 220,000 shares have previously been authorized for issuance pursuant to the Employee Stock Purchase Plan. As of March 31, 2003, approximately 193,000 shares have previously been issued. If shareholders approve the proposed amendment to the Employee Stock Purchase Plan, a total of 320,000 shares will be authorized for issuance, of which approximately 127,000 or 1.3% of the 9,960,534 total shares outstanding at March 31, 2004, will be available for future issuance.

         Amendment and Termination. The Employee Stock Purchase Plan may be amended by the board of directors of FPIC, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Florida law, the Internal Revenue Code of 1986, as amended (the "Code", including without limitation, Code Section 423 and Treasury Regulation Section 1.423-2(c)(4) thereunder), any exemption from Section 16 of the Exchange Act (including without limitation, SEC Rule 16b-3) for which FPIC intends Section 16 persons to qualify, any national securities exchange or system on which shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Employee Stock Purchase Plan, or under any other applicable laws, rules or regulations.

         The Employee Stock Purchase Plan may be terminated at any time, provided however, that no such termination shall in any way affect the rights of the holders of outstanding options to purchase shares in accordance with the provisions of the Employee Stock Purchase Plan.

                                Tax Consequences

         It is the intention of FPIC that the Employee Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code.

         Under the Code as currently in effect, there are no federal income tax consequences in connection with the acquisition of common stock under the Employee Stock Purchase Plan until the year in which the participant disposes of the shares, or, if earlier, the year in which the participant dies. If the participant makes a lifetime transfer of the shares, then the income tax consequences will depend on whether or not the sale takes place within two years after the first business day (the "offering date") of the applicable option period in which the participant bought the shares.

         If the participant sells the shares more than two years after the applicable offering date, then the participant will recognize ordinary income in an amount equal to the lesser of (1) 15% of the fair market value of the shares on the applicable offering date, or (2) the amount by which the fair market value of the shares at the time of the sale exceeds the amount paid for the shares, and FPIC will not be entitled to any income tax deduction. If the participant sells the shares within two years after the applicable offering date, the participant will generally recognize ordinary income in the amount by which the fair market value of the shares on the applicable exercise date exceeds the amount paid for the shares, and FPIC will be entitled to a corresponding income tax deduction.

         If the participant dies before disposing of the shares (whether or not within two years after the applicable offering date), the participant will be subject to ordinary income tax in an amount equal to the lesser of (1) 15% of the fair market value of the shares on the applicable offering date, or (2) the amount, if any, by which the fair market value of the shares as of the date of death exceeds the amount actually paid for the shares.

         In any case, the participant may also have a capital gain or loss (long-term or short-term depending on the length of time the shares were held) in an amount equal to the difference between the amount realized on the sale and the participant's adjusted tax basis in the shares (the amount paid for the shares plus the amount of ordinary income which the participant must recognize at the time of the sale).

         The rules governing the tax treatment of stock-based compensation are very technical. Moreover, statutory provisions are subject to change, as are related interpretations, and application may vary in individual circumstances. Finally, the tax consequences under applicable state and local tax laws may not be the same as under the federal tax laws. Individuals who have received stock-based compensation under any of FPIC's plans are encouraged to consult with their own tax advisors regarding tax consequences.


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE
                         EMPLOYEE STOCK PURCHASE PLAN.

          Equity Compensation Plan Information as of December 31, 2003

                              Number of Securities
                                to be Issued Upon        Weighted-Average            Number of Securities Remaining
       Plan Category               Exercise of           Exercise Price of        Available for Future Issuance Under
                              Outstanding Options,     Outstanding Options,       Equity Compensation Plans (Excluding
                               Warrants and Rights      Warrants and Rights       Securities Reflected in Column (a))
----------------------------------------------------------------------------------------------------------------------
                                       (a)                       (b)                               (c)
Equity Compensation Plans
Approved by Security                1,663,521                 $ 16.57                           567,547
Holders

Equity Compensation Plans
Not Approved by Security               --                       --                                --
Holders
                              ----------------------------------------------------------------------------------------
Total                               1,663,521                 $ 16.57                           567,547
                              ========================================================================================


                         INDEPENDENT PUBLIC ACCOUNTANTS

         FPIC's board of directors has appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to act as FPIC's independent accountants for 2004, subject to satisfactory fee negotiations that will occur later in 2004. PricewaterhouseCoopers was initially appointed and has served as FPIC's independent accountants since 2000. Representatives of PricewaterhouseCoopers are expected to be present at the annual meeting and will be available to respond to appropriate questions and have the opportunity to make a statement, if they desire to do so.

                     Principal Accountant Fees and Services

         Aggregate fees for professional services rendered for FPIC by PricewaterhouseCoopers as of or for the years ended December 31, 2003 and 2002, were:

                                       2003         2002
                                    ----------   ----------

               Audit Fees           $  675,000   $  463,000
               Audit Related Fees       78,000       88,000
               Tax Fees                265,000      187,000
               All Other Fees            3,000        4,000
                                    ----------   ----------
               Total Fees           $1,021,000   $  742,000
                                    ==========   ==========


         Audit Fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of FPIC and subsidiary audits, including statutory audits, consents, income tax provision procedures and assistance with review of documents filed with the SEC.

         Audit Related Fees for the years ended December 31, 2003 and 2002, respectively, were for services related to employee benefit plan audits and accounting consultations concerning financial accounting and reporting standards.

         Tax Fees for the years ended December 31, 2003 and 2002, respectively, were for services related to tax compliance, including the preparation of tax returns, tax planning services and tax advice services, and assistance with Internal Revenue Service audits during 2003 and 2002.

         All Other Fees for the years ended December 31, 2003 and 2002, respectively, were for software license fees for a technical accounting research tool.

         The audit committee has considered the nonaudit services provided by PricewaterhouseCoopers and believes such services to be compatible with maintaining PricewaterhouseCoopers' independence.

         All decisions regarding selection of independent accounting firms and approval of accounting services and fees are made by our audit committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002. There are no exceptions to the policy of securing pre-approval of our audit committee for any service provided by our independent accounting firm.

         All services to be performed for FPIC by PricewaterhouseCoopers must be pre-approved by the audit committee or a designated member of the audit committee pursuant to the committee's pre-approval policy to assure that the provision of such services does not impair the independence of PricewaterhouseCoopers.

         The audit committee has adopted procedures for general and specific pre-approval of audit and non-audit services performed by PricewaterhouseCoopers. Any proposed service exceeding pre-approval levels, or not contemplated by the pre-approval policy, requires specific pre-approval by the audit committee.

         Audit services pre-approved for 2004 include financial and statutory audits, services associated with SEC filings and consultations regarding the impact of final or proposed rules, standards, and interpretations by the SEC or other regulatory or standard setting bodies.

         Audit-related services pre-approved for 2004 include due diligence services, audits of employee benefit plans, agreed-upon or expanded procedures, internal control reviews, attest services, and consultations as to accounting or disclosure treatment of transactions not otherwise included in audit services.

         Tax services pre-approved for 2004 primarily include services related to Federal and state tax compliance and tax planning.

         Prohibited services identified by the audit committee include services relating to preparation of accounting records or financial statements, information systems design and implementation, appraisal or valuation, internal audit, management, human resources, investment matters and legal issues and actuarial calculations.

                            SHAREHOLDER PROPOSALS AND
                          COMMUNICATION WITH DIRECTORS

         We must receive proposals of shareholders, including shareholder nominations for directors, intended to be presented at the 2005 annual meeting of shareholders, on or before December 31, 2004, in order for the proposals to be eligible for inclusion in our proxy statement and proxy materials relating to that meeting, pursuant to Rule 14a-8 of the SEC. These proposals should be sent to FPIC's secretary via facsimile transmission to (904) 633-9579, or by mail to the Office of the Secretary, 225 Water Street, Suite 1400, Jacksonville, Florida 32202, or by e-mail to ir@fpic.com attention The Secretary. Any such proposals must comply with SEC Rule 14a-8.

         In addition, under Article I, Section 12 of FPIC's bylaws and pursuant to Rule 14a-5(e)(2) of the SEC, a proposal for action to be presented by any shareholder at the annual meeting of shareholders is out of order and will not be acted upon unless:

   [ ] The proposal is specifically described in our notice to all shareholders of the meeting and the matters to be acted upon at the meeting, or

   [ ] the proposal has been submitted in writing to the secretary by fax, mail or email, has been received at our principal executive office before December 31, 2004, and is an appropriate subject for shareholder action under law.

         To be in proper form, a shareholder's notice to the secretary regarding nominations for election as a director or business proposed to be brought before any shareholder meeting must set forth the following:

               (a) the name and address of the shareholder who intends to make the nominations or propose the business and, if applicable, of the person or persons to be nominated;

               (b) a representation that the shareholder is a holder of record of stock of FPIC entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons or propose the business specified in the notice;

               (c) if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

               (d) such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or the matter been proposed, by the board of directors; and

               (e) if applicable, the consent of each nominee to serve as director of FPIC if so elected.

         The chairman of the meeting will refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         Shareholders who wish to communicate with the board of directors or with a particular director may send a letter to the secretary of FPIC at 225 Water Street, Suite 1400, Jacksonville, Florida 32202. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters should identify the author as a shareholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. The secretary will make copies of all such letters and circulate them to the appropriate director or directors.

                         ANNUAL REPORT ON SEC FORM 10-K

         FPIC will provide, without charge, to each shareholder solicited, a copy of FPIC's annual report on Form 10-K filed with the SEC, for the most recent year, including financial statements, financial statement schedules and a listing of all exhibits to Form 10-K. FPIC will also furnish upon request a copy of any exhibit, upon payment of a reasonable fee to cover the cost of copying and mailing the exhibit. Requests should be directed to the attention of Investor Relations, FPIC Insurance Group, Inc., 225 Water Street, Suite 1400, Jacksonville, Florida 32202. Requests may also be submitted through FPIC's web site at http://www.fpic.com, via e-mail at ir@fpic.com or by calling Investor Relations at (904) 354-2482 ext. 3287.

                                 OTHER BUSINESS

         The board of directors does not know of any other matters to come before the meeting. However, if any other matters come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on those matters.

         The form of proxy and this proxy statement have been approved by the board of directors and are being mailed and delivered to shareholders by its authority.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    --------------------------------------------
                                    Roberta Goes Cown
                                    Corporate Counsel and Secretary
Jacksonville, Florida
April 29, 2004

                         -------------------------------
             PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY,
              DATED AND SIGNED, IN THE ENCLOSED ADDRESSED ENVELOPE,
                WHICH REQUIRES NO POSTAGE WHEN MAILED IN THE U.S.
                         -------------------------------

                                                                      Appendix A



                          PROXY/VOTING INSTRUCTION CARD


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



                           FPIC INSURANCE GROUP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 2, 2004


         The undersigned shareholder hereby appoints Pamela D. Harvey and Peggy
A. Parks, or either of them, as proxies, with full power of substitution, to vote, as designated below, all shares of common stock of FPIC Insurance Group, Inc. ("FPIC") held of record by the undersigned on April 7, 2004, that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of FPIC on June 2, 2004, and at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE 2004
                                   AMENDMENTS.


         Your vote is important. Please sign and date on the reverse and return promptly in the enclosed postage-paid envelope.

         This proxy will be voted as directed. If no directions are given, the proxies will vote "FOR" (1) the election of all nominees for director listed on the other side of this card; (2) the approval of the first 2004 amendment to the Director Stock Option Plan, as described in the proxy statement furnished herewith; (3) the approval of the second 2004 amendment to the Director Stock Option Plan, as described in the proxy statement furnished herewith; (4) the approval of the 2004 amendment to the Omnibus Incentive Plan, as described in the proxy statement furnished herewith; (5) the approval of the 2004 amendment to the Employee Stock Purchase Plan, as described in the proxy statement furnished herewith; and (6) at their discretion, on any other matters that may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given to any person or persons whomsoever (other than the proxies named above) to vote such common stock and ratifies and confirms all that such proxies may or shall do by virtue hereof.


             [Continued and to be dated and signed on reverse side.]

                                  Appendix A-1

                                                                      Appendix A

Please mark                [X]  This Proxy will be voted as directed. If no
votes as in                     direction is made, it will be voted "FOR" the
this example:                   proposals set forth below. The board of
                                directors recommends a vote "FOR" each nominee, a vote "FOR" each of the two amendments to the Director Stock Option Plan, a vote "FOR" amending the Omnibus Incentive Plan, and a vote
                                "FOR" amending the Employee Stock Purchase Plan.

1.  Election of Directors:      John K. Anderson, Jr., M.C. Harden, III, John G.
                                Rich, Esq., Joan D. Ruffier

       [ ] FOR all nominees listed above.         [ ] WITHHOLD AUTHORITY to vote
           (except as marked to the contrary)         for all nominees listed
                                                      above.

    (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike out that nominee's name on the list above.)

2.  Approval of First 2004 Amendment to Director Stock Option Plan:

       [ ] FOR Approval        [ ] AGAINST Approval       [ ] ABSTAIN

3.  Approval of Second 2004 Amendment to Director Stock Option Plan:

       [ ] FOR Approval        [ ] AGAINST Approval       [ ] ABSTAIN

4.  Approval of 2004 Amendment to Omnibus Incentive Plan:

       [ ] FOR Approval        [ ] AGAINST Approval       [ ] ABSTAIN

5.  Approval of 2004 Amendment to Employee Stock Purchase Plan:

       [ ] FOR Approval        [ ] AGAINST Approval       [ ] ABSTAIN


--------------------------------------------------------------------------------
Account No.

                                           Date:                          , 2004
                                                --------------------------



                                           -------------------------------------
                                                       Signature(s)

PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHERE MORE THAN ONE OWNER IS SHOWN, EACH SHOULD SIGN. WHEN SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. IF ANY PROXY IS SUBMITTED BY A CORPORATION, IT SHOULD BE EXECUTED IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF ANY PROXY IS SUBMITTED BY A PARTNERSHIP, IT SHOULD BE EXECUTED IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                                  Appendix A-2

                                                                       Exhibit A


                             AUDIT COMMITTEE CHARTER

         There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of no less than three directors who are independent of the management of the company and are free of any relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member. Without limiting the foregoing, each member:

         1. must not have any relationship that disqualifies such person from being deemed independent under Nasdaq Rule 4200(a)(15), and
         2. must qualify as independent under Rule 10A-3, as amended, of the Securities and Exchange Commission.

In addition, no member shall have participated in the preparation of the financial statements of the company or any current subsidiary at any time during the preceding three years. Each member must be able to read and understand fundamental financial statements, and at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, as required by Nasdaq Rule 4350(d)(2)(A). No audit committee member may directly or indirectly receive any compensation from the company or any of its subsidiaries other than fees for serving on their boards of directors and their committees.

STATEMENT OF POLICY

The audit committee's purpose is to oversee the company's accounting and financial reporting processes and the audits of the company's financial statements.

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of the financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication among the directors, the independent auditors, the internal auditor (when appointed), and the financial management of the company. However, it is not the responsibility of the audit committee to conduct audits or to determine that the company's financial statements fairly present the financial condition and results of operations of the company in accordance with generally accepted accounting principles.

RESPONSIBILITIES

The audit committee shall have direct responsibility for the appointment, compensation and oversight of the company's independent auditors, including resolving disagreements between management and the auditors regarding financial reporting. The independent auditors shall report directly to the audit committee. The audit committee shall pre-approve:

         1.       all audit services, and

                                  Exhibit A-1

                                                                       Exhibit A

         2. all non-audit services by the outside auditors that are permitted by Section 201 of the Sarbanes-Oxley Act, except de minimus services not requiring such pre-approval under Section 202 of the Sarbanes-Oxley Act.

The audit committee shall establish procedures for the receipt, retention and handling of complaints received by the company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of the company and its subsidiaries of concerns about questionable accounting or auditing matters.

The audit committee shall review and approve all related party transactions.

The audit committee shall review and reassess the adequacy of this charter annually.

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that all corporate accounting and reporting practices of the company are in accordance with all applicable requirements and of the highest integrity.

In carrying out these responsibilities, the audit committee will:

         o Review amongst itself and with senior management, and select the independent auditors to audit the financial statements of the company and its divisions and subsidiaries.
         o Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the company (consistent with Independence Standards Board Standard 1), actively engage in a dialog with the independent auditors regarding any disclosed relationships or services that may affect the objectivity and independence of the auditors, and take appropriate action to ensure the independence of the auditors.
         o Meet with the independent auditors and financial management of the company to: (1) review the scope of the proposed audits for the current year and the audit procedures to be utilized, and (2) at the conclusion thereof, review such audits, including any comments or recommendations of the independent auditors.
         o Review with the independent auditors, the company's internal auditor, once the position is established and filled, and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the company, and their compliance with all applicable standards and regulations. It should elicit any recommendations for the improvement of such internal control procedures or the particular area where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review the company's policy and performance regarding internal control functions.
         o Provide sufficient opportunity for the internal and independent auditors (together and/or separately) to meet with the members of the audit committee without the members of management present.

                                  Exhibit A-2

                                                                       Exhibit A

         o Review with the CEO and the CFO, the accounting and financial human resources needs for the finance, control and internal audit functions, to permit them to perform all of their functions. It should also review with senior management, succession planning within these functions.
         o Submit the minutes of all meetings of the audit committee to, or report on the matters discussed at each meeting with, the board of directors.
         o Investigate any matter brought to its attention within the scope of its duties and recommend to the CEO and the full Board outside consultants or experts for dealing with it, if necessary.


AUTHORITY

The audit committee may engage independent counsel and other advisors to the extent it deems necessary to carry out its responsibilities. The audit committee is authorized to incur costs, which the company shall pay, (1) to compensate the independent auditors for the audit and permissible non-audit services authorized by the audit committee, (2) to compensate independent counsel and other advisors engaged by the audit committee, and (3) to pay ordinary administrative costs necessary or appropriate in carrying out the audit committee's responsibilities.

GUIDELINES

         o        Size and term of appointment:

                                  6 members
                                  3 years
                                  staggered terms (2, 2, 2)

         o        Meetings should be held no less than 4 times per year.
                  Additional meetings would be held for special occasions as they arise.

                           On a periodic basis, the committee should meet privately with [the internal auditor] and the independent auditor and independent actuary, at which times management of the Company will be excused from the meeting.

         o        Reporting to the Board of Directors: After each meeting.

         o Expand Knowledge of Company Operations: Learning process for audit committee members.

         o Company Counsel: The committee should meet regularly with the company's general counsel (and outside counsel when appropriate), to discuss legal matters that may have a significant effect on the company's financial statements.

         o Audit plans: Review with the internal and external auditors their annual audit plans prior to, and after the completion of, each audit.

         o Compliance Officer: The Compliance Officer, as required by the Company's Whistleblower Policy, shall report to the Audit Committee.

                                  Exhibit A-3

                                                                       Exhibit A

         o Areas requiring special attention: The committee should instruct both the independent auditor and the internal auditor that it expects to be advised if there are any areas that require special attention, or if they encounter any difficulty in securing access to appropriate management personnel or needed data.

                                  Exhibit A-4

                                                                       Exhibit B


                           DIRECTOR STOCK OPTION PLAN


1.       PURPOSE

         1.1 The purpose of the Florida Physicians Insurance Company Director Stock Option Plan is to provide an incentive to Directors of the Company who are in a position to contribute materially to expanding and improving the Company's profits, to aid in attracting and retaining Directors of outstanding ability, and to encourage ownership of Shares by Directors.

2.       DEFINITIONS

         2.1 For purposes of the Plan the following terms shall have the definition, which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

         a.       "Board" means the Company's Board of Directors.
         b. "Book Value" means the value per Share determined for statutory book purposes by dividing the total equity of the Company on a given date by all Shares of stock outstanding on such date.
         c.       "Code" means the Internal Revenue Code of 1986, as amended.
         d. "Committee" means the Director Stock Option Committee appointed by the Company's Board of Directors pursuant to
                  Section 3.1 hereof.
         e. "Company" means Florida Physicians Insurance Company until the Restructure and on and after the Restructure, FPIC Insurance Group, Inc.
         f. "Directors" means the members of the Board who are not employees either of the Company or an affiliate thereof.
         g. "Effective Date of Exercise" means the later of (i) the date on which the Company has received a written notice of exercise of an Option and full payment of the purchase price from the Optionee, or (ii) the effective date of exercise set forth in the written notice.
         h. "Exchange Act" means the Securities Exchange Act of 1934, as amended.
         i. "Fair Market Value" means on, or with respect to, any given date:

                  (i) If determined on the date of the IPO, the initial offering price to the public.

                  (ii) If not on the date of the IPO and the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                  (iii) If not on the date of the IPO and the Shares are not listed on a national stock exchange but are traded on the over-the-counter market, the mean between the closing dealer bid and asked price of such Shares of Common

                                  Exhibit B-1

                                                                       Exhibit B

                           Stock as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                  (iv) If (i), (ii), and (iii) do not apply, the Fair Market Value of a Share without regard to any control premium or discount for lack of control as determined by the Committee in good faith consistent with the valuation by the Company as provided by a third party appraiser for other corporate purposes before adjustments or any discounts applied due to lack of marketability. The Committee may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made.

         j. "IPO" means the initial public offering of the Company's common stock pursuant to a registration statement on Form S-1 filed by the Company with the U.S. Securities and Exchange Commission.

         k. "Option" means the right to purchase from the Company Shares at a specified price and subject to the terms of the Plan, and such other conditions and restrictions as the Committee deems appropriate.

         l. "Option Price" means the purchase price per Share subject to an Option.

         m. "Optionee" means a Director who has been awarded an Option under the Plan.

         n.       "Optioned Shares" means Shares subject to outstanding Options.

         o. "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of a granting of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Section 424(e) of the Code and any regulations or rulings promulgated thereunder.

         p. "Permanent and Total Disability" shall have the same meaning as given to that term by Section 22(e)(3) of the Code and any regulations or rulings promulgated thereunder.

         q. "Plan" means Florida Physicians Insurance Company Director Stock Option Plan, as evidenced herein and as amended from time to time.

         r.       "Plan Effective Date" means January 13, 1996.

                                   Exhibit B-2

                                                                       Exhibit B

         s. "Restructure" means the corporate reorganization pursuant to which Florida Physicians Insurance Company shall become the wholly owned subsidiary of FPIC Insurance Group, Inc.

         t. "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

         u. "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

         v. "Share" means one share of the $1.00 par value common stock of the Company. On and after the Restructure, "Share" means one share of $0.10 par value common stock of FPIC Insurance Group, Inc.

         w. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

3.       ADMINISTRATION

         3.1 The Plan shall be administered by the Committee. The Committee shall be comprised of not less than two of the then members of the Board. The Plan is intended to be a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii). The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         3.2 The action of a majority of the Committee at which a quorum is present, or acts reduced to or so approved in writing by a majority of the Committee, shall be the valid acts of the Committee.

         3.3 The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

4.       ELIGIBILITY

         4.1      Each Optionee shall be a Director of the Company.

5.       STOCK

         5.1 Prior to the Restructure, the aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 33,000 Shares, and on or after the

                                  Exhibit B-3

                                                                       Exhibit B

Restructure, the aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 165,000 Shares.

         5.2 Each eligible individual who is a Director on the Plan Effective Date, except those Directors who on the Plan Effective Date have not been nominated for additional service on the Board and whose terms expire in 1996, shall receive an Option to purchase 1,000 Shares with an Option Price equal to Book Value of such Shares on the Plan Effective Date. In addition, such individual who is also a Director on the date of the IPO shall receive an Option to purchase 1,000 additional Shares with an Option Price equal to Fair Market Value of such Shares on the date of the IPO.

         5.3 Each eligible individual who is not a Director on the Plan Effective Date shall receive an Option to purchase 1,000 Shares with an Option Price equal to the Fair Market Value of such Shares on the date of grant which shall be the later of (i) the date of the IPO, or (ii) the date on which such individual first becomes a Director.

         5.4 In the event that any outstanding Option under the Plan expires or is terminated for any reason, the Optioned Shares subject to that option may again be subjected to an Option under the Plan.

         5.5 For Options issued prior to the Restructure, any Option still unexercised and outstanding on the effective date of the Restructure shall be deemed to be an Option to purchase FPIC Insurance Group, Inc. shares as adjusted pursuant to Section 6.1(f).

6.       TERMS AND CONDITIONS

         6.1 Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

                  (a) Number of Shares. Each Option shall state the number of Shares to which it pertains.

                  (b) Date. Each Option shall state the effective date of grant of the Option.

                  (c)      Option Price. Each Option shall state the Option
         Price.

                  (d) Method and Time of Payment. The Option Price shall be payable on the exercise of the Option and shall be paid in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on the Fair Market Value.

                  (e) Transfer of Option. No Option shall be transferable by the Optionee, except by will or the laws of descent and distribution upon the Optionee's death and subject to any other limitations of the Plan.

                                  Exhibit B-4

                                                                       Exhibit B

                  (f) Recapitalization. The number of Optioned Shares and the Option Price shall be correspondingly adjusted in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

                  (g) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Optioned Shares until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1(f).

                  (i) Duration of Option. Each Option shall be for a term of ten years from the effective date of grant, except as provided in
         Section 7.1(b).

                  (j) Vesting. One-third (rounded up to a whole number) of each grant under this Plan shall vest on the one-year anniversary of the date of grant, with an additional one-third vesting on each of the next two anniversaries of the date of grant. A Director shall forfeit the unvested Options upon termination of service as a Director.

                  (k) Other Provisions. Options authorized under the Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable, including but not limited to offering Options in tandem with or reduced by other options or benefits, and reducing one award by the exercise of another option or benefit. The Company may place such restriction legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under the securities laws or this Plan.

         6.2 Options granted pursuant to the Plan shall not be exercisable until such Options are vested as provided in Section 6.1(j). Any person entitled to exercise an Option may do so in whole or in part by delivering to the Company, attention Corporate Secretary, at its principal office a written notice of exercise. The written notice shall specify the number of Shares for which an Option is being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased. During the Optionee's lifetime, an Option may be exercised only by the Optionee, or on his behalf by the Optionee's guardian or legal representative.

7.       TERMINATION OF OPTIONS

         7.1      An Option may be terminated as follows:

                  (a) During the period of continuous service as a Director of the Company or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

                                  Exhibit B-5

                                                                       Exhibit B

                  (b) Upon termination of service as a Director for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) one year following the date of termination of service as a Director.

                  (c) If an Optionee shall die or becomes subject to a Permanent and Total Disability prior to the termination of an Option, such Option may be exercised to the extent that the Optionee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Optionee, the estate of the Optionee, or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution, provided, however, such right must be exercised, if at all, within one year after the date of such death or disability.

         7.2 Except as otherwise expressly provided in the written agreement with the Optionee referred to in Section 6 hereof, and except as provided in this Section, in no event will the continuation of the term of an Option beyond the date of termination of service allow the Director, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that service as a Director was terminated.

8.       AMENDMENT OR DISCONTINUANCE OF PLAN

         8.1 The Plan may be amended by the Board, without Shareholder approval, at any time in any respect unless Shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 persons to qualify, any national securities exchange system on which the shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or any other applicable laws, rules or regulations.

         8.2 The Plan provisions that determine the amount, price and timing of the option grants to Section 16 persons may not be amended more than once every six months, other than to comport with changes in the Code, the Employment Income Retirement Security Act of 1974, or rules thereunder, unless the Company's legal counsel determines that such restriction on amendments is not necessary to secure or maintain any exemptions from Section 16 of the Exchange Act for which the Company intends Section 16 persons to qualify.

         8.3 The Plan may be terminated at any time by the Board of Directors.

         8.4 No amendment to the Plan will alter or impair any Option granted under the Plan without the consent of the holders thereof.

9.       NO OBLIGATION TO EXERCISE OPTION

         9.1 The granting of an option shall impose no obligation upon the Optionee to exercise such option.

                                  Exhibit B-6

                                                                       Exhibit B

10.      EFFECTIVE DATE; DURATION OF THE PLAN

         10.1     The Plan shall be effective as of January 13, 1996.

         10.2 No Option may be granted after the tenth anniversary of the earlier of the date the Plan is adopted or the date the Plan is approved by shareholders.

11.      EFFECT OF PLAN

         11.1 The granting of an option pursuant to the Plan shall not give the Optionee any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but an Optionee shall remain subject to discharge to the same extent as if the Plan were not in effect.


                             FIRST AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

         This First Amendment to the Florida Physicians Insurance Company Director Stock Option Plan (the "Plan") is made effective as of March 16, 1996.

         1. Section 2.1(q) of the Plan shall be amended to read as follows:

         "2.1(q) 'Plan' means the Director Stock Option Plan, as evidenced herein and as amended from time to time."


         2. Section 6.1(j) of the Plan shall be amended to read as follows:

         "6.1(j) Vesting. One-third (rounded up to a whole number) of the number of shares set forth in paragraph 2 shall vest on the one year anniversary of this Agreement, with an additional one-third vesting on each of the next two anniversaries of this Agreement. Unvested options shall vest on the death or Permanent and Total Disability of the Director. The Director shall forfeit any unvested Options upon termination of service as a Director for any reason other than death or Permanent and Total Disability of the Director."


         All provisions of the Plan not specifically mentioned in this First Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this First Amendment.

                                  Exhibit B-7

                                                                       Exhibit B

                             SECOND AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

         This Second Amendment to the Florida Physicians Insurance Company Director Stock Option Plan (the "Plan") is made effective as of September 14, 1997.

         1.       Section 3.1 of the Plan shall be amended to read as follows:

         "3.1 The Plan shall be administered by the Committee. The Committee shall be comprised of not less than two of the then members of the Board. The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board."


         2.       Section 5.1 of the Plan shall be amended to read as follows:

         "5.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 300,000 Shares."


         3.       Section 5.6 shall be added to the Plan to read as follows:

         "5.6 In addition to the Option grants provided for above, the Board may, in its sole discretion, grant from time to time additional Options to eligible Directors."


         4. Section 6.1(j) of the Plan shall be amended to read as follows:

         "6.1(j) Vesting. The vesting schedule of an Option granted under this Plan shall be determined by the Board, in its sole discretion, upon granting of the Option; provided, however, that no Option shall vest prior to the expiration of six months from the effective date of the Option grant or after the tenth anniversary of the effective date of the Option grant. A director shall forfeit any unvested Options upon termination of service as a Director."


         All provisions of the Plan not specifically mentioned in this Second Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Second Amendment.

                                  Exhibit B-8

                                                                       Exhibit B

                              1999 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

         This 1999 Amendment to the Florida Physicians Insurance Company Director Stock Option Plan (the "Plan") is made effective as of June 8, 1999.

         1.       Section 5.1 of the Plan shall be amended to read as follows:

         "5.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 430,000 Shares."

         2.       Section 6.1(e) shall be amended to read as follows:

         "6.1(e) Transfer of Option. Options may be transferred by the Optionee during his or her lifetime only to any member of his or her immediate family, or a trust established for the exclusive benefit of one or more members of his or her immediate family, or to a former spouse pursuant to a domestic relations order. For purposes of this Section, the term "immediate family" is defined as an Optionee's spouse, children, stepchildren, grandchildren (including relationships arising from legal adoption), and parents. Upon an Optionee's death, Options are transferable by will or the law of descent and distribution."

         3. Section 7.1(b) of the Plan shall be amended to read as follows:

         "7.1(b) Upon termination of service as a Director for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) two years following the date of termination of service as a Director."

         All provisions of the Plan not specifically mentioned in this 1999 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.


                          SECOND 1999 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

         This Second 1999 Amendment to the Florida Physicians Insurance Company Director Stock Option (the "Plan") is entered into to clarify the original intent of FPIC Insurance Group, Inc., the sponsor of the Plan, in adopting the 1999 Amendment to the Plan and is made effective as of June 8, 1999.

         1. Section 7.1(c) of the Plan shall be amended by deleting the phrase "within one year after the date of such death or disability" and replacing it with the phrase "within two years after the date of such death or disability."

                                  Exhibit B-9

                                                                       Exhibit B

         All provisions of the Plan not specifically mentioned in this Second 1999 Amendment shall be modified to the extent necessary to be consistent with the changes made in this Amendment.


                              2000 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

         This 2000 Amendment to the Director Stock Option Plan (the "Plan") is made effective as of June 7, 2000.

         Section 5.1 of the Plan shall be amended to read as follows:

         "5.1     The aggregate number of shares that may be issued under
         options granted pursuant to the Plan shall not exceed 630,000 shares."

         All provisions of the Plan not specifically mentioned in this 2000 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                              2001 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

         This 2001 Amendment to the Director Stock Option Plan (the "Plan") is made effective as of June 6, 2001.

         Section 5.1 of the Plan shall be amended to read as follows:

         "5.1     The aggregate number of shares that may be issued under
         options granted pursuant to the Plan shall not exceed 680,000 shares."

         All provisions of the Plan not specifically mentioned in this 2001 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                              2002 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

         This 2002 Amendment to the Director Stock Option Plan (the "Plan") is made effective as of June 5, 2002.

         Section 5.1 of the Plan shall be amended to read as follows:

         "5.1     The aggregate number of shares that may be issued under
         options granted pursuant to the Plan shall not exceed 765,000 shares."

                                  Exhibit B-10

                                                                       Exhibit B

         All provisions of the Plan not specifically mentioned in this 2002 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                    PROPOSED
                           FIRST 2004 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

                  This First 2004 Amendment to the Director Stock Option Plan (the "Plan") is made effective as of June 2, 2004, subject to shareholder approval at the 2004 Annual Meeting of Shareholders.

         Section 5.1 of the Plan shall be amended to read as follows:

         "5.1     The aggregate number of shares that may be issued under
         options granted pursuant to the Plan shall not exceed 915,000 shares."

         All provisions of the Plan not specifically mentioned in this First 2004 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                    PROPOSED
                          SECOND 2004 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

                  This Second 2004 Amendment to the Director Stock Option Plan (the "Plan") is made effective as of June 2, 2004, subject to shareholder approval at the 2004 Annual Meeting of Shareholders.

         Section 4.1 of the Plan shall be amended to read as follows:

         "4.1     Each Optionee shall be a Director of the Company or a Director of First Professionals Insurance Company, Inc., who is not also a director of the Company."

         All provisions of the Plan not specifically mentioned in this Second 2004 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                  Exhibit B-11

                                                                       Exhibit C


                             OMNIBUS INCENTIVE PLAN

1.       PURPOSE

         1.1 The purpose of the Florida Physicians Insurance Company Omnibus Incentive Plan is to provide incentives to specified individuals whose performance, contributions and skills add to the value of Florida Physicians Insurance Company. The Company also believes that the Plan will facilitate attracting, retaining and motivating Employees of high caliber and potential.

         1.2 Plan participants shall include those officers and key employees of the Company and subsidiaries who, in the opinion of the Committee, are making or are in a position to make substantial contributions to the Company by their ability and efforts.

2.       DEFINITIONS

         2.1 For purposes of the Plan, the following terms shall have the definition, which is attributed to them, unless the context clearly indicates to the contrary.

                  (a) "Award" shall mean a grant of Restricted Stock, Contingent Stock, an Option, or an SAR.

                  (b)      "Board" means the Company's Board of Directors.

                  (c) "Book Value" means the value per Share determined for statutory book purposes by dividing the total equity of the Company on a given date by all Shares of stock outstanding on such date.

                  (d) "Change in Control" shall not mean the Restructure but shall mean the earlier of the following events which are not connected to the Restructure:

                           (i) either (A) receipt by the Company of a report on Schedule 13D, or an amendment to such a report, filed with the SEC pursuant to Section 13(d) of the Exchange Act, disclosing that any person (as such term is used in Section 13(d) of the Exchange Act) ("Person"), is the beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company, or (B) actual knowledge by the Company of facts on the basis of which any Person is required to file such a report on
                                    Schedule 13D, or to file an amendment to such a report, with the SEC (or would be required to file such a report or amendment upon the lapse of the applicable period of time specified in Section 13(d) of the Exchange Act) disclosing that such Person is the beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company;

                           (ii) purchase by any Person, other than the Company or a wholly owned subsidiary of the Company, of shares pursuant to a tender

                                  Exhibit C-1

                                                                       Exhibit C

                                    or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration provided that, after consummation of the offer, such Person is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act regardless of whether the Company or such Person would otherwise be subject to the Exchange Act), directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire stock regardless of whether the Company or such Person would otherwise be subject to the Exchange Act);

                           (iii)    either (A) the filing by any Person
                                    acquiring, directly or indirectly, twenty
                                    (20) percent or more of the outstanding
                                    stock of the Company of a statement with the Florida Department of Insurance pursuant to
                                    Section 628.461 of the Florida Statutes, or
                                    (B) actual knowledge by the Company of facts on the basis of which any Person acquiring, directly or indirectly, twenty (20) percent or more of the outstanding stock of the Company or a controlling company is required to file such a statement pursuant to Section 628.461.

                           (iv) approval by the shareholders of the Company of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (B) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common shareholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of common stock hold at least a majority of the common stock of the corporation that owns all of the common stock of the Company), or (C) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (D) any merger or consolidation of the Company where, after the merger or consolidation, one Person owns 100% of the shares of stock of the Company (except where the holders of the Company's common stock immediately prior to such merger or consolidation own at least 90% of the outstanding stock of such Person immediately after such merger or consolidation); or

                                  Exhibit C-2

                                                                       Exhibit C

                           (v) a change in the majority of the members of the Board within a 24-month period unless the election or nomination for election by the Company's shareholders of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" means the members of the Compensation Committee of the Board who are "outside directors" (within the meaning of Code Section 162(m)) and "disinterested persons" (within the meaning of Rule 16b-3 of the Exchange Act).

                  (g) "Company" means Florida Physicians Insurance Company until the Restructure, and on and after the Restructure, FPIC Insurance Group, Inc.

                  (h) "Contingent Stock" means stock issued, subject to certain conditions, to a Grantee pursuant to Section 9 hereof.

                  (i)      "Directors" means the members of the Board.

                  (j)      "Effective Date" means January 13, 1996.

                  (k) "Employee" means any individual who performs services for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a parent or subsidiary.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means on, or with respect to, any given date:

                           (i) If determined on the date of the IPO, the initial offering price to the public.

                           (ii) If not on the date of the IPO and the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trade shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotation shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                           (iii) If not on the date of the IPO and the Shares are not listed on a national stock exchange but are traded on the over-the-counter market, the mean between the closing dealer bid and asked price of

                                  Exhibit C-3

                                                                       Exhibit C

                                    such Shares as reported by the National
                                    Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                           (iv) If (i), (ii), and (iii) do not apply, the Fair Market Value of a Share without regard to any control premium or discount for lack of control (except as otherwise required by Section 422 of the Code) as determined by the Committee in good faith consistent with the valuation of the Company as provided by a third party appraiser for other corporate purposes before adjustments or any discounts applied due to lack of marketability. The Committee may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made.

                  (n) "Grantee" means an Employee who is an Optionee or an Employee who has received an Award.

                  (o) "Incentive Stock Option" shall have the same meaning as given to the term by Section 422 of the Code and any regulations or rulings promulgated thereunder.

                  (p) "IPO" means the initial public offering of the Company's common stock pursuant to a registration statement on Form S-1 filed by the Company with the U.S. Securities and Exchange Commission.

                  (q) "Nonqualified Stock Option" means any option granted under the Plan which is not considered an Incentive Stock Option.

                  (r) "Option" means the right to purchase from the Company a stated number of Shares at a specified price. The Option may be granted to an Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Nonqualified Stock Option.

                  (s) "Option Price" means the purchase price per Share subject to an Option, as described in Section 7.2(a).

                  (t) "Optionee" means an Employee who has been awarded an Option under the Plan.

                  (u) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of

                                  Exhibit C-4

                                                                       Exhibit C

                           a granting of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Section 424(e) of the Code and any regulations or rulings promulgated thereunder.

                  (v) "Plan" means Florida Physicians Insurance Company Omnibus Incentive Plan, as evidenced herein and as amended from time to time.

                  (w) "Restricted Stock" shall mean stock issued, subject to restrictions, to a Grantee pursuant to Section 10 hereof.

                  (x) "Restructure" means the corporate reorganization pursuant to which Florida Physicians Insurance Company shall become the wholly owned subsidiary of FPIC Insurance Group, Inc.

                  (y)      "SAR" means a stock appreciation right.

                  (z)      "SEC" means the U.S. Securities and Exchange
                           Commission.

                  (aa) "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

                  (bb) "Share" means one share of the $1.00 par value common stock of the Company. On and after the Restructure, "Share" means one share of $.10 par value common stock of FPIC Insurance Group, Inc.

                  (cc) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

3.       ADMINISTRATION

         3.1 The Plan shall be administered by the Committee. As applied to Employees, the Committee shall have full and final authority in its discretion to:

                  (a) conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application;

                  (b) determine the individuals to whom awards shall be made under the Plan;

                                  Exhibit C-5

                                                                       Exhibit C

                  (c) determine the type of award to be made to such Employees and the amount, size and terms of each award;

                  (d) determine the time when awards will be granted to Employees; and

                  (e) make all other determinations necessary or advisable for the administration of the Plan.

4.       SHARES SUBJECT TO THE PLAN

         4.1 Prior to the Restructure the Shares subject to Awards under the Plan shall not exceed in the aggregate 183,000 Shares and on and after the Restructure the Shares subject to Awards under the Plan shall not exceed in the aggregate 915,000 Shares.

         4.2      Shares may be authorized and unissued Shares or treasury
Shares.

         4.3 The maximum number of Shares that may be awarded pursuant to the Contingent or Restricted Stock Award provisions of Sections 9 and 10 shall be 25% of the total Shares authorized for issuance under the Plan.

         4.4 Except as provided herein, any Shares subject to an Option or right for which any reason expires or is terminated unexercised as to such Shares shall again be available under the Plan.

5.       PARTICIPANTS

         5.1 Awards permitted pursuant to the Plan may only be made to Employees.

6.       AWARDS UNDER THE PLAN

         6.1 Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and Incentive Stock Options), Contingent Stock, Restricted Stock, and SARs, or such other forms as the Committee may in its discretion deem appropriate but in any event which are consistent with the Plan's purpose, including any combination of the above.

         6.2 Prior to the Restructure the maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 60,000 Shares and on and after the Restructure the maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 300,000 Shares. Prior to the Restructure the maximum number of Shares with respect to which Options or rights may be granted during a calendar year to any Employee is 60,000 Shares and on and after the Restructure the maximum number of Shares with respect to which Options or rights may be granted during a calendar year to any Employee is 300,000 Shares.

                                  Exhibit C-6

                                                                       Exhibit C

7.       STOCK OPTIONS

         7.1 The Committee in its sole discretion may designate whether an Option is to be considered an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option except to the extent the Committee determines in writing otherwise.

         7.2 Options granted pursuant to the Plan shall be authorized by the Committee under terms and conditions approved by the Committee, not inconsistent with this Plan or Exchange Act Rule 16b-3(c), and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

                  (a) The Option Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such Share on the day the Option is granted, as determined by the Committee. The Option Price of a Nonqualified Stock Option issued prior to the IPO shall not be less than 100% of Book Value of such Share on the day the Option is granted, as determined by the Committee. The Option Price of a Nonqualified Stock Option issued on or after the IPO shall not be less than 50% of the Fair Market Value of such Share on the day the Option is granted, as determined by the Committee. The option agreement for a Nonqualified Stock Option at the Committee's sole discretion, may, but need not, provide for a reduction of the purchase price by dividends paid on a Share as long as the Option is outstanding and not exercised, but in no event shall this price be less than the par value of such Share.

                  (b) Each option agreement shall state the period or periods of time, as may be determined by the Committee, within which the Option may be exercised by the participant, in whole or in part, provided such period shall not commence earlier than six months after the date of grant of the Option and not later than ten years after the date of the grant of the Option. The Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, subject to the terms of this Plan, to the extent permitted by Exchange Act Rule 16b-3(c), and under such circumstances and upon such terms and conditions as deemed appropriate and which are not inconsistent with Exchange Act Rule 16b-3(c)(1).

                  (c) Shares purchased pursuant to an option agreement shall be paid for in full at the time of purchase, either in the form of cash, common stock of the Company at Fair Market Value, or a combination thereof, as the Committee may determine.

                  (d) Notwithstanding anything herein to the contrary, the aggregate Fair

                                  Exhibit C-7

                                                                       Exhibit C

                           Market Value (determined as of the time the Option is granted) of Incentive Stock Options for any Employee which may become first exercisable in any calendar year shall not exceed $100,000.

                  (e) Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted to any individual if, at the time the Option is to be granted, the individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless at the time such Option is granted the Option Price is at least 110% of the Fair Market Value of the stock subject to Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  (f) Each Incentive Stock Option agreement shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as a tax-favored option within the meaning of Section 422 of the Code, or any amendment thereof, substitute therefor, or regulation thereunder. Subject to the limitations of
                           Section 19, and without limiting any provisions hereof, the Committee shall have the power without further approval to amend the terms of any Option for Employees.

         7.3 If any Option is not granted, exercised, or held pursuant to the provisions applicable to an Incentive Stock Option, it will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with such provisions.

         7.4 An Option may be terminated (subject to any shorter periods set forth in an individual option agreement by the Committee, in its sole discretion) as follows:

                  (a) During the period of continuous employment with the Company or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

                  (b) In the event of termination of employment for any reason, the Option will terminate upon the earlier of
                           (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) except as provided in 7.4(c), no more than three years (three months for Incentive Stock Options) following the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code Section 422 and the regulations issued thereunder.

                  (c) If an Optionee's employment terminates by reason of Death or Permanent and Total Disability prior to the termination of an Option, such Option may be exercised to the extent that the Optionee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the

                                  Exhibit C-8

                                                                       Exhibit C

                           Optionee, the estate of the Optionee or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution for the period set forth in the Option, but no more than three years following the date of such death or disability, provided, however, with respect to an Incentive Stock Option, such right must be exercised, if at all, within one year after the date of such death or disability.

8.       STOCK APPRECIATION RIGHTS

         8.1 SARs shall be evidenced by SAR agreements in such form, and not inconsistent with this Plan or Exchange Act Rule 16b-3(c)(1), as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions as discussed in Sections 8.2 through 8.4.

         8.2 An SAR may be granted in connection with an Option and shall entitle the Grantee, subject to such terms and conditions determined by the Committee, to receive, upon surrender of the Option, all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares at the time of the surrender, as determined by the Committee, over (ii) 100% of the Fair Market Value of such Shares at the time the Option was granted, less any dividends paid while the Option was outstanding but unexercised.

         8.3 SARs shall be granted for a period of not less than six months nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant, subject to the following:

                  (a) No SAR shall be exercisable, in whole or in part, during the six-month period starting with the date of grant; and

                  (b) SARs will be exercisable only during a Grantee's employment by the Company or a Subsidiary, except that in the discretion of the Committee an SAR may be made exercisable for up to three months after the Grantee's employment is terminated for any reason other than death, retirement or disability. In the event that a Grantee's employment is terminated as a result of death, retirement or disability without having fully exercised such Grantee's SARs, the Grantee or such Grantee's beneficiary may have the right to exercise the SARs during their term within a period of 24 months after the date of such termination to the extent that the right was exercisable at the date of such termination, or during such other period and subject to such terms as may be determined by the Committee. The Committee in its sole discretion may reserve the right to accelerate previously determined exercised terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

                  (c) The Committee shall establish such additional terms and conditions, without limiting the foregoing, as it determines to be necessary or

                                  Exhibit C-9

                                                                       Exhibit C

                           desirable to avoid "short-swing" trading liability in connection with an SAR within the meaning of Section 16(b) of the Exchange Act.

         8.4 Upon exercise of an SAR, payment shall be made in the form of common stock of the Company (at Fair Market Value on the date of exercise), cash, or a combination thereof, as the Committee may determine.

9.       CONTINGENT STOCK AWARDS

         9.1 Contingent Stock Awards under the Plan shall be evidenced by Contingent Stock agreements in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the terms and conditions described in Sections 9.2 through 9.5.

         9.2 The Committee shall determine the amount of Contingent Stock Award to be granted to an Employee based on the expected impact the Employee can have, or actually has had, on the financial well-being of the Company and other factors deemed by the Committee to be appropriate.

         9.3 Contingent Stock Awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period (so long as the minimum six-month period is retained) with respect to any part or all of the Award to any participant. The Committee shall have the power to make a Contingent Stock Award that is not subject to vesting or any other contingencies in recognition of an Employee's prior service and financial impact on the Company.

         9.4 The agreement shall specify the terms and conditions upon which any restrictions on the right to receive Shares representing Contingent Stock Awards under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares shall be issued to the participant or such participant's legal representative.

         9.5 In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a Contingent Stock Award made to such participant and unless otherwise provided for herein by this Plan or as provided for in the Contingent Stock agreement, all rights to Shares as to which there still remain unlapsed restrictions shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the participant nor any successors, heirs, assigns or personal representatives of such participants shall thereafter have any further rights or interest in such Shares.

10.      RESTRICTED STOCK AWARD

         10.1 Restricted Stock Awards under the Plan shall be evidenced by Restricted Stock agreements in such form, and not inconsistent with this Plan, as the Committee shall approve

                                  Exhibit C-10

                                                                       Exhibit C

from time to time, which agreements shall contain in substance the terms and conditions described in Sections 10.2 through 10.6.

         10.2 The Committee shall determine the amount of a Restricted Stock Award to be granted to an Employee based on the past or expected impact the Employee has had or can have on the financial well-being of the Company and other factors deemed by the Committee to be appropriate.

         10.3 Restricted Stock Awards made pursuant to this Plan shall be subject to such terms, conditions and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period (so long as the minimum six-month period is retained) with respect to any part or all of the Award to any participant. Upon issuance of a Restricted Stock Award, Shares will be issued in the name of the recipient. During the restriction period, recipient shall have the rights of a shareholder for all such Shares of Restricted Stock, including the right to vote and the right to receive dividends thereon as paid.

         10.4 Each certificate evidencing stock subject to Restricted Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective. The Committee may adopt rules which provide that the certificates evidencing such Shares may be held in custody by a bank or other institution, or that the Company may itself hold such Shares in custody, until the restrictions thereon shall have lapsed and may require as a condition of any Award that the recipient shall have delivered a stock power endorsed in blank relating to the stock covered by such Award.

         10.5 The Restricted Stock agreement shall specify the terms and conditions upon which any restrictions on the right to receive shares representing Restricted Stock awarded under the Plan shall lapse as determined by the Committee. Upon the lapse of such restrictions, Shares which have not been delivered to the recipient or such recipient's legal representative shall be delivered to such participant or such participant's legal representative.

         10.6 In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a Restricted Stock Award made to such participant and unless otherwise provided for herein by this Plan, or as provided for in the Restricted Stock agreement, all rights to Shares as to which there remain unlapsed restrictions shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the participant nor any successors, heirs, assigns or personal representatives of such participant shall thereafter have any further rights or interest in such Shares.

11. OTHER PROVISIONS RELATING TO CONTINGENT AND RESTRICTED STOCK AWARDS AND STOCK OPTIONS

         11.1 Notwithstanding any other provisions to the contrary in Sections 7, 9, or 10, or elsewhere in this Plan, the additional provisions described in Sections 11.1 and 11.2 shall apply

                                  Exhibit C-11

                                                                       Exhibit C

to Contingent and Restricted Stock Awards and to stock option Awards (except that Section 11.2 shall only apply to Contingent and Restricted Stock Awards).

         11.2 If a recipient of a Contingent or Restricted Stock Award has his or her employment terminated and his or her salary continued through an employment agreement, severance program or other comparable arrangement, then any contingencies and restrictions which are satisfied or which would have been satisfied during the period for which the recipient's salary is to be continued, irrespective of form, will be deemed to have been satisfied, and such Shares of Contingent and/or Restricted Stock shall be issued and delivered to the recipient or such recipient's legal representative no later than the expiration of the salary's continuation program.

         11.3 Upon a Change in Control, all Options, Contingent Stock Awards, Restricted Stock Awards, and SARs will automatically vest as of that date, and all restrictions or contingencies will be deemed to have been satisfied.

         11.4 The Committee may provide in any individual agreement in connection with an Award that upon a Change in Control the Executive may have a period of time to exercise such Award which period does not exceed its original term.

12.      GENERAL RESTRICTIONS

         12.1 The Plan and each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of Shares, is necessary or desirable as a condition of, or in connection with the Plan or the granting of such Award or the issue or purchase of Shares of common stock thereunder, the Plan will not be effective and/or the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

13.      RIGHTS OF A SHAREHOLDER

         13.1 The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for Shares of common stock are issued to such recipient, except for the rights provided in
Section 11 of this Plan as it pertains to Restricted Stock Awards.

14.      RIGHTS TO TERMINATE EMPLOYMENT

         14.1 Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or its subsidiary or affect any right which the Company or its subsidiary may have to terminate the employment of such participant.

                                  Exhibit C-12

                                                                       Exhibit C

15.      WITHHOLDING OF TAXES

         15.1 Whenever the Company proposes, or is required, to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount, or a number of shares, sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

16.      NON-ASSIGNABILITY

         16.1 No Award or benefit under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

17.      NON-UNIFORM DETERMINATIONS

         17.1 The Committee's determination under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and conditions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

18.      ADJUSTMENTS

         18.1 In the event of any change in the outstanding common stock of the Company by reason of the Restructure, a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares or the like, the Committee shall adjust the number of Shares of common stock which may be issued under the Plan and shall provide for an equitable adjustment of any outstanding Award or Shares issuable pursuant to an outstanding Award under this Plan.

19.      AMENDMENT

         19.1 The Plan may be amended by the Board, without Shareholder approval, at any time in any respect, unless Shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange system on which the Shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or any other applicable laws, rules or regulations.

         19.2 The termination or modification or amendment of the Plan shall not, without the consent of a participant, affect a participant's rights under an Award previously granted. Notwithstanding the foregoing, however, the corporation reserves the right to terminate the Plan

                                  Exhibit C-13

                                                                       Exhibit C

in whole or in part, at any time and for any reason, provided that full and equitable compensation is made to participants with respect to Awards previously granted.

20.      EFFECT ON OTHER PLANS

         20.1 Participation in this Plan shall not affect a participant's eligibility to participate in any other benefit or incentive plan of the Company, and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

21.      DURATION OF PLAN

         21.1 The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of Shares or the payment of cash, but no Awards shall be granted more than ten years after the date the Plan is adopted by the Company.

22.      FUNDING OF THE PLAN

         22.1 This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and payment of Awards shall be on the same basis as the claims of the Company's general creditors. In no event shall interest be paid or accrued on any Award, including unpaid installments of Awards.

23.      GOVERNING LAW

         23.1 The laws of the State of Florida shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions.


                             FIRST AMENDMENT TO THE
                      FLORIDA PHYSICIANS INSURANCE COMPANY
                             OMNIBUS INCENTIVE PLAN

         This First Amendment to the Florida Physicians Insurance Company Omnibus Incentive Plan (the "Plan") is made effective as of March 16, 1996.

         1. Section 2.1(v) of the Plan shall be amended to read as follows:

                  "(v) 'Plan' means Omnibus Incentive Plan, as evidenced herein and as amended from time to time."

         All provisions of the Plan not specifically mentioned in this First Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this First Amendment.

                                  Exhibit C-14

                                                                       Exhibit C

                             SECOND AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

         This Second Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of September 14, 1997.

         1.       Section 4.1 of the Plan shall be amended to read as follows:

                  "4.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed in the aggregate 1,165,000 Shares."

         All provisions of the Plan not specifically mentioned in this Second Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Second Amendment.

                              1999 AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

         This 1999 Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of June 8, 1999.

         1.       Section 4.1 of the Plan shall be amended to read as follows:

                  "4.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 1,665,000 Shares."

         2.       Section 6.2 of the Plan shall be amended to read as follows:

                  "6.2 The maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 600,000 Shares."

         3. Section 16.1 shall be amended by the addition of the following sentence at the end of such Section:

                  "Notwithstanding the foregoing, under certain circumstances the Committee may grant (or sanction by amending an existing grant) Nonqualified Stock Options which may be transferred by the Optionee during his or her lifetime to any member of his or her immediate family or a trust established for the exclusive benefit of one or more members of his or her immediate family, or to a former spouse pursuant to a domestic relations order. For purposes of this Section, the term "immediate family" is defined as an Optionee's spouse, children, stepchildren, grandchildren (including relationships arising from legal adoption), and parents."

                                  Exhibit C-15

                                                                       Exhibit C

         All provisions of the Plan not specifically mentioned in this 1999 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                              2000 AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

         This 2000 Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of June 7, 2000.

         Section 4.1 of the Plan shall be amended to read as follows:

                  "4.1     The aggregate number of Shares that may be issued
                  under Options granted pursuant to the Plan shall not exceed 1,865,000 Shares."

         All provisions of the Plan not specifically mentioned in this 2000 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                              2001 AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

         This 2001 Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of June 6, 2001.

         Section 4.1 of the Plan shall be amended to read as follows:

                  "4.1     The aggregate number of Shares that may be issued
                  under Options granted pursuant to the Plan shall not exceed 2,088,000 shares."

         All provisions of the Plan not specifically mentioned in this 2001 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                              2002 AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

         This 2002 Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of June 5, 2002, subject to shareholder approval at the 2002 Annual Meeting of Shareholders.

         Section 4.1 of the Plan shall be amended to read as follows:

                  "4.1     The aggregate number of Shares that may be issued
                  under Options granted pursuant to the Plan shall not exceed 2,288,000 shares."

                                  Exhibit C-16

                                                                       Exhibit C

         All provisions of the Plan not specifically mentioned in this 2002 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                    PROPOSED
                              2004 AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

         This 2004 Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of June 2, 2004, subject to shareholder approval at the 2004 Annual Meeting of Shareholders.

         Section 4.1 of the Plan shall be amended to read as follows:

                  "4.1     The aggregate number of Shares that may be issued
                  under Options granted pursuant to the Plan shall not exceed 2,663,000 shares."

         All provisions of the Plan not specifically mentioned in this 2004 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                  Exhibit C-17

                                                                       Exhibit D




                          EMPLOYEE STOCK PURCHASE PLAN

                   FIRST PROFESSIONALS INSURANCE COMPANY, INC.
               (f/k/a Florida Physicians Insurance Company, Inc.)



                                  Exhibit D-1

                                                                       Exhibit D

                                TABLE OF CONTENTS

                                                                       Exhibit D
                                                                         Page
                                                                         ----


1     DESIGNATION AND PURPOSE OF THE PLAN.................................D-3

2     DEFINITIONS.........................................................D-3

3     SHARES AVAILABLE FOR PURCHASE.......................................D-5

4     OPTION PRICE........................................................D-6

5     GRANTING OF OPTIONS.................................................D-6

6     OPTIONS NOT TRANSFERABLE............................................D-7

7     EFFECTIVENESS, AMENDMENT, SUSPENSION AND TERMINATION
      OF THE PLAN.........................................................D-7

8     PROVISIONS WITH RESPECT TO GRANTING OF OPTIONS......................D-7

9     EXERCISE OF OPTIONS.................................................D-8

10    CONDITIONS ON THE EXERCISE OF OPTIONS...............................D-8

11    ISSUANCE OF CERTIFICATES............................................D-8

12    RIGHTS OF EMPLOYEES.................................................D-9

13    INTERPRETATION OF THE PLAN..........................................D-9

                                  Exhibit D-2

                                                                       Exhibit D

                   FIRST PROFESSIONALS INSURANCE COMPANY, INC.
               (f/k/a Florida Physicians Insurance Company, Inc.)

                          EMPLOYEE STOCK PURCHASE PLAN


1.       DESIGNATION AND PURPOSE OF THE PLAN

         1.1 The Plan shall be known as the "FIRST PROFESSIONALS INSURANCE COMPANY, INC. (f/k/a Florida Physicians Insurance Company, Inc.) EMPLOYEE STOCK PURCHASE PLAN." The purpose of the Plan is to encourage Employees of First Professionals Insurance Company, Inc. and any Subsidiary to purchase and own the Stock of the Company, thereby promoting their increased interest in the Company's affairs, growth and development. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code.

2.       DEFINITIONS

         2.1 For purposes of the Plan, the following terms shall have the definition, which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

                  (a)      "Board" means the Company's Board of Directors.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" means the Employee Stock Purchase Plan Committee, a committee appointed by the Board consisting of two or more members of the Board who are not Employees of the Company. The Committee shall administer the Plan.

                  (d) "Company" means Florida Physicians Insurance Company until the Restructure and on and after the Restructure, FPIC Insurance Group, Inc.

                  (e) "Date of Subscription" means the date on which the Company has received a duly executed subscription agreement, or if later, the effective date of such subscription agreement, and full payment of the purchase price.

                  (f) "Effective Date of Grant" means the date on which the Committee makes an award of an Option.

                  (g)      "Eligible Employee" means all Employees;

                           (i) who have been employed not less than two years, and

                           (ii) whose customary employment is more than 20 hours per week.

                                  Exhibit D-3

                                                                       Exhibit D

                  (h) "Employee" means any individual within the meaning of Code Section 423 who performs services for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (j) "Fair Market Value" means on, or with respect to, any given date:

                           (i) If the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iii) below.

                           (ii) If the Shares are not listed on a national stock exchange but are traded on the over the counter market, the mean between the closing dealer bid and asked price of such Shares as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iii) below.

                           (iii) If (i) and (ii) do not apply, the fair market value of a Share without regard to any control premium or discount for lack of control as determined by the Committee in good faith consistent with the valuation by the Company as provided by a third party appraiser for other corporate purposes before adjustments or any discounts applied due to lack of marketability. The Committee may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made. To the extent that Code
                  Section 423, or the regulations thereunder, require another method or determination of fair market value, such requirements shall be used.

                  (k) "Option" means the right to purchase from the Company a stated number of Shares at a specified price. An Option may be granted to an Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate.

                  (l) "Option Price" means the purchase price per Share subject to an Option, as described in Section 4.1.

                  (m) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of a granting of an Option,

                                  Exhibit D-4

                                                                       Exhibit D

         each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (n) "Plan" means First Professionals Insurance Company, Inc. (f/k/a Florida Physicians Insurance Company, Inc.) Employee Stock Purchase Plan, as evidenced herein and as amended from time to time.

                  (o) "Restructure" means the corporate reorganization pursuant to which First Professionals Insurance Company, Inc. (f/k/a Florida Physicians Insurance Company, Inc.) shall become the wholly owned subsidiary of FPIC Insurance Group, Inc.

                  (p) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

                  (q) "Section 16 Person" means a person subject to Section 16b of the Exchange Act with respect to transactions involving equity securities of the Company.

                  (r) "Share" means one share of the $1.00 par value common stock of the Company. On and after the Restructure, "Share" means one share of the $0.10 par value common stock of FPIC Insurance Group, Inc.

                  (s) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.       SHARES AVAILABLE FOR PURCHASE

         3.1 Subject to Sections 3.2 and 3.3, prior to the Restructure the maximum number of Shares that may be issued upon the exercise of options granted herein shall be 24,000 Shares and on and after the Restructure the maximum number of Shares that may be issued upon the exercise of Options granted herein shall be 120,000 Shares.

         3.2 In the event that the Shares shall be split up, divided, combined or otherwise reclassified through recapitalization, merger, consolidation, stock dividend or split, combination or exchange of Shares or spin-off or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding offerings as it deems necessary and appropriate including, but not limited to, changing the number of Shares reserved under the Plan and the price of the current offering; provided that any such adjustment shall be consistent with Sections 423 and 424 of the Code and the regulations thereunder or as required pursuant to, or is advisable as a result of, generally accepted accounting principles applicable to the Company.

         3.3 If an Option shall for any reason terminate or expire, any Share covered by such Option immediately prior to its termination or expiration shall again become available for sale pursuant to the exercise of other Options granted or to be granted pursuant to the Plan.

                                  Exhibit D-5

                                                                       Exhibit D

         3.4 For Options issued prior to the Restructure, any Option still unexercised and outstanding on the effective date of the Restructure shall be deemed to be an Option to purchase FPIC Insurance Group, Inc. shares as adjusted pursuant to Section 3.2.

4.       OPTION PRICE

         4.1 The Option Price per Share covered by any Option granted under the Plan shall not be less than the lesser of (i) an amount equal to 85% of the Fair Market Value of a Share at the time such Option is granted, or (ii) an amount equal to 85% of the Fair Market Value of a Share at the time such Option is exercised.

5.       GRANTING OF OPTIONS

         5.1 The Committee may, by decision of a majority thereof, determine in its sole and final discretion whether or not to grant Options to Eligible Employees. Only Employees of the Company shall be eligible to participate in the Plan. The Committee, in its sole and absolute discretion, may approve such limitations and restrictions on the Options and/or the Shares issued pursuant to the exercise of Options as the Committee shall determine, including, but not limited to, restrictions on the resale of Shares obtained upon the exercise of an Option for a period of time after exercise.

         5.2 All Employees who are Eligible Employees on the Effective Date of Grant shall receive a grant subject to the following terms and conditions:

                  (a) The Committee shall have the authority to limit the maximum number of Shares to be issued and sold upon the exercise of Options granted to a number not to exceed the number of Shares then authorized for sale pursuant to the Plan. The Committee may further limit the number of Shares, which may be purchased by any Employee during an offering period in accordance with Code Section 423(b)(5).

                  (b) No Eligible Employee shall be granted an Option if such Employee, immediately after the grant of such Option, would own, within the meaning of Section 423(b)(3) of the Code, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, or of a Parent or a Subsidiary of the Company.

                  (c) No Employee may purchase in any calendar year more than the number of Shares determined by dividing the Employee's annual base salary as of the first day of the calendar year, or $25,000, whichever is less, by the Fair Market Value of a Share at such day.

                  (d) No Employee shall be granted an Option which would permit such Employee's rights to purchase Shares of any class of the Company or of a Parent corporation or of a Subsidiary corporation of the Company, pursuant to all stock purchase plans of the Company for which such Employee is eligible to participate and of any such Parent or Subsidiary, to accrue at a rate which would exceed an aggregate of $25,000 of

                                  Exhibit D-6

                                                                       Exhibit D

         fair market value of such securities (determined at the time such Option is granted) in any calendar year.

                  (e) All Employees granted Options shall have the same rights and privileges pursuant to Code Section 423(b)(5).

6.       OPTIONS NOT TRANSFERABLE

         6.1 No Option granted to an Employee to purchase shares of Stock pursuant to the Plan may be sold, pledged, assigned or transferred in any manner during his lifetime; however, such Option may be transferable by will or the laws of descent and distribution.

7.       EFFECTIVENESS, AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN

         7.1 The effectiveness of the Plan is subject to the condition that it shall have been approved by the shareholders of the Company within twelve months after its adoption. Unless such approval by the shareholders shall have been obtained, this Plan and any Option granted pursuant thereto shall be null and void and without effect.

         7.2 The Plan may be amended by the Board, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Florida law, the Code (including without limitation, Code Section 423 and Treasury Regulation Section 1.423-2(c)(4) thereunder), any exemption from Section 16 of the Exchange Act (including without limitation, SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange or system on which Shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations.

         7.3 The Plan provisions that determine the amount, price and timing of option grants to Section 16 Persons may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder, unless the Company's legal counsel determines that such restriction on amendments is not necessary to secure or maintain any exemption from Section 16 of the Exchange Act for which the Company intends Section 16 Persons to qualify.

         7.4 The Plan may be terminated at any time, provided however, that no such termination shall in any way affect the rights of the holders of outstanding options to purchase shares in accordance with the provisions hereof.

8.       PROVISIONS WITH RESPECT TO GRANTING OF OPTIONS

         8.1 Options shall be granted pursuant to the Plan only in accordance with the provisions set forth in Section 5 and this Section 8 of the Plan.

         8.2 If the Committee shall determine to grant Options as provided in the Plan, such determination, and the exercise price per Share covered thereby and the duration of the Option,

                                  Exhibit D-7

                                                                       Exhibit D

shall be communicated to all Eligible Employees within a reasonable time thereafter by posting written notice thereof in a conspicuous place in all offices and other facilities where any Eligible Employees are employed, or by giving written notice in such other manner as the Committee in its sole discretion shall deem advisable.

         8.3 No Option shall be granted pursuant to the Plan unless in the opinion of the Company's legal counsel a Registration Statement under the Securities Act of 1933, as amended, with respect to the Shares covered thereby shall have been filed with the Securities and Exchange Commission or unless an exemption from registration in accordance with regulations duly promulgated by said Commission under said Act shall then be applicable, and no Option granted pursuant to the Plan shall be exercisable, and no Shares shall be sold or issued upon the exercise of any Option, unless in the opinion of the Company's legal counsel such a Registration Statement shall be in effect and a prospectus with respect to such Shares, which at the time of such exercise, sale or issue, as the case may be, meets the requirements of Section 10(a) of said Act, shall then be available for delivery to Eligible Employees, or unless an exemption from registration in accordance with regulations duly promulgated by said Commission under said Act shall then be applicable.

9.       EXERCISE OF OPTIONS

         9.1 Subject to the provisions of Section 8 hereof and to the conditions set forth in Section 10 hereof, any Eligible Employee who holds an Option may exercise said Option for which it was granted in whole at any time, or in part from time to time, by delivering a duly executed subscription agreement to the Company or its duly authorized agent or representative, such subscription agreement to be accompanied by payment in full in cash for such shares at the exercise price per Share therefore.

         9.2 The Company may in its discretion establish payroll deduction accounts on its books for all participating Employees. Employee contributions credited to such payroll deduction accounts shall not exceed 10% of participant Employee's base salary or such lesser amount as the Committee may prescribe.

10.      CONDITIONS ON THE EXERCISE OF OPTIONS

         10.1 The Committee in its discretion shall determine the latest date an Option may be executed, provided, however, no Option may be exercised after the expiration of 27 months from the date such Option is granted.

         10.2 Each Employee exercising an Option must on each Date of Subscription be an Eligible Employee.

                                  Exhibit D-8

                                                                       Exhibit D

11.      ISSUANCE OF CERTIFICATES

         11.1 Certificates for Shares purchased by an Eligible Employee upon exercise of an Option shall be issued and delivered to such Employee as soon as practicable after such exercise. The Committee may place such legends on such certificates as the Committee, in its sole discretion, deems necessary or appropriate.

12.      RIGHTS OF EMPLOYEES

         12.1 An Eligible Employee shall not have any rights as a Shareholder of the Company by virtue of any Option until the date of issue of the certificate or certificates for the shares of Stock purchased by him pursuant to its exercise.

13.      INTERPRETATION OF THE PLAN

         13.1 Determinations of the Committee as to any question, which may arise with respect to the interpretation or administration of any provisions of the Plan shall, unless otherwise determined by the Board, be final. The Company may prescribe administrative rules under the Plan.



                              2003 AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN

         This 2003 Amendment to the Employee Stock Purchase Plan (the "Plan") is made effective as of June 4, 2003.

         Section 3.1 of the Plan shall be amended to read as follows:

                  "3.1     Subject to Sections 3.2 and 3.3, prior to the
                  Restructure the maximum number of Shares that may be issued upon the exercise of options granted herein shall be 24,000 Shares, and on and after the Restructure the maximum number of Shares that may be issued upon the exercise of Options granted herein shall initially be 120,000 Shares, as increased from time to time by shareholder approval, not to exceed 220,000 shares."

                                    PROPOSED
                              2004 AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN

         This 2004 Amendment to the Employee Stock Purchase Plan (the "Plan") is made effective as of June 2, 2004, subject to shareholder approval at the 2004 Annual Meeting of Shareholders.

                                  Exhibit D-9

                                                                       Exhibit D

         Section 3.1 of the Plan shall be amended to read as follows:

                  "3.1     Subject to Sections 3.2 and 3.3, the maximum number
                  of Shares that may be issued upon the exercise of options granted herein shall not exceed 320,000 shares."

         All provisions of the Plan not specifically mentioned in this 2004 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                  Exhibit D-10